Statement of Additional Information
                 September 27, 1996, as amended January 31, 1997

         This Statement is not a prospectus and should be read in conjunction with the Prospectus dated September 27, 1996, as may be amended from time to time. A copy of the current Prospectus can be obtained by calling (800) 223-7010, or by writing Citizens Investment Trust (hereafter Citizens Trust), One Harbour Place, Portsmouth, NH 03801. This Statement and the Citizen Trust Prospectus may be supplemented from time to time.

                            Citizens Investment Trust

                                  E[bullet]fund
                      Working Assets Money Market Portfolio
                            Citizens Income Portfolio
                       Citizens Emerging Growth Portfolio
                        Citizens Global Equity Portfolio
                            Citizens Index Portfolio
                    Muir California Tax-Free Income Portfolio

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        Table of Contents                                               Page

        The Fund                                                         2
        Investment Objective and Policies                                2
        Other Investment Techniques                                      9
        Factors that Affect the Value of Our Investments                14
        Turnover and Portfolio Transactions                             14
        The Value of Our Shares                                         15
        Information About Our Yield and Total Return                    17
        Dividends and Distributions                                     20
        Federal Taxes                                                   21
        Redemption Information                                          24
        Trustees and Officers                                           25
        Additional Information Regarding the Management Company         27
        Investment Advisory and Other Services                          28
        Additional Information                                          31
        Voting Rights                                                   31
        Shareholder and Trustee Liability                               31
        Custodian                                                       32
        Auditors                                                        32
        Legal Counsel                                                   32
        Financial Statements                                            32
        Appendix: Description of Ratings                                33
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



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The Fund

     Citizens Investment Trust (the "Fund" or "Citizens Trust") presently consists of seven separate portfolios: Working Assets Money Market Portfolio (inception date 8/30/83), Citizens Income Portfolio (inception date 6/10/92), Citizens Emerging Growth Portfolio (inception date 2/8/94), Citizens Global Equity Portfolio (inception date 2/8/94), Muir National Tax-Free Income Portfolio (inception date 4/ /97), Citizens Index Portfolio (inception date 3/3/95), and the E[bullet]fund (inception date 7/1/95). On May 28, 1992 the Fund, which had operated as a money market fund since 1983, changed its name from Working Assets Money Fund. On October 5, 1995 the Fund changed its name from Working Assets Common Holdings to Citizens Investment Trust.

     This Statement of Additional Information relates to the Retail Shares for the Working Assets Money Market Portfolio and the Citizens Index Portfolio.

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Investment Objectives and Policies

     The following are fundamental investment policies followed by each of the current portfolios of the Fund (each a "Portfolio," and collectively, the "Portfolios") which supplement those listed in the Prospectus. Any policy identified as a fundamental investment policy of a Portfolio may be amended only with approval of the holders of a majority of the outstanding shares of that Portfolio as defined by the Investment Company Act of 1940, as amended (the "1940 Act").

     Each Portfolio (with the exception of the Muir California Tax-Free Income Portfolio):

     1. May not buy the securities of any company if the Portfolio would then own more than 10% of the total value of all of the company's outstanding voting securities, or if the Fund as a whole would then own more than 10% of the total value of all of the company's outstanding voting securities. A Portfolio may not concentrate its investments by buying the securities of companies in any one industry if more than 25% of the value of total assets would then be invested in that industry; however, obligations issued or guaranteed by the U. S. Government, its agencies and instrumentalities, and obligations of domestic branches of domestic banks, are not included in this limit.

     2. Will not invest in limited partnerships, including those which own commodities, real estate and oil, gas and mineral leases.

     3. May not make loans other than pursuant to repurchase agreements. When we buy money market instruments or loan participation interests, we are investing, not making a loan.

     4. May not invest for the purpose of exercising control or management of other companies.

     5. May not buy or continue to hold securities if our Trustees, officers or the Directors or officers of Citizens Advisers, Inc. (the "Adviser") own more than certain limits of these securities. If all of these people who own more than 1/2 of 1% of the shares of a company together own more than 5% of the company's shares, we cannot buy, or continue to own, that company's shares.

     6. May not participate with others on a joint, or a joint and several, basis in any trading account in any securities.

     7. May not underwrite securities, which means we may not sell securities for others.

     8. May borrow only under special circumstances. We do not normally borrow money, but for temporary purposes a Portfolio may borrow from banks up to 10% of the Portfolio's total assets. If we borrow, we can pledge our assets up to the amount borrowed. A Portfolio cannot borrow to purchase securities or to increase its income, but can borrow to pay for shares being redeemed so that we do not have to sell securities we do not want to sell. Thus, a Portfolio will not purchase any securities while the Portfolio has borrowings above 5% of assets outstanding. The interest paid on our borrowings would reduce our net income.

     9. Subject to the provisions of our Declaration of Trust which provides that we may issue several classes of shares in any one portfolio, we may not issue senior securities. We may not issue securities that have priority over others in dividends, redemption rights, or have other privileges. We must limit our involvement in "illiquid instruments," that is, repurchase agreements that have a term of more than seven days, and securities that have restrictions on resale or lack readily available market quotations, to 10% of the total value of a Portfolio's net assets and we will buy no such securities for a Portfolio unless the assets in the Portfolio exceed $10 million at the time of purchase. Private Placements which may be traded pursuant to Rule 144A under the Securities Act of 1933 will not be subject to these limitations, if our Board of Trustees finds that a liquid trading market exists for these securities. Our Trustees will review on an ongoing basis any determination by the Adviser to treat a restricted security as a liquid security, including the Adviser's assessment of current trading activity and the availability of reliable price information. In determining whether a privately placed security is properly considered a liquid security, the Adviser and our Trustees will take into account the following factors: (i) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); (ii) dealer undertakings to make a market in the security; and (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers. To the extent the Portfolio invests in restricted securities that are deemed liquid, the general level of illiquidity in the Portfolio may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts. Acquisitions of such liquid restricted securities will be made from a list approved by our Trustees.

     10. There is a limit on a Portfolio's ability to loan portfolio securities. If a Portfolio loans securities, then it must maintain collateral at 100% of the value of the securities and any collateral must be marketable on an exchange.

     The following is a fundamental policy for Working Assets Money Market Portfolio, the E[bullet]fund, Citizens Income Portfolio, Citizens Global Equity Portfolio and Citizens Index Portfolio and do not apply to the Citizens Emerging Growth Portfolio and the Muir California Tax-Free Income Portfolio.

     A Portfolio may place only 5% of its total assets in companies which have been in operation, including operations of predecessors, for less than three years.

     As a general policy, none of the Portfolios will invest in real estate assets or interests therein, excluding readily marketable securities.

     The Muir California Tax-Free Income Portfolio may not:

     1. Make loans to others, except (a) through the purchase of debt securities in accordance with our investment objectives and policies, and (b) to the extent the entry into a repurchase agreement is deemed to be a loan.

     2. Borrow money, except temporarily for extraordinary or emergency (not leveraging) purposes from a bank and then not in excess of 5% of our total assets (at the lower of cost or fair market value).

     3. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite securities except insofar as we may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities. (This is an operating restriction and does not preclude us from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

     4. Buy or sell interests in commodities or commodity contracts, oil, gas or mineral exploration or development programs, or real estate, provided that this limitation shall not prohibit the purchase of municipal and other debt securities secured by real estate or interests therein.

     5. Invest more than 10% of our net assets in illiquid securities, a term which means securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which we have valued our securities, and includes, among other things, (i) repurchase agreements maturing in more than seven days, and (ii) municipal lease/purchase agreements, VRDNs (as defined below) and Participating VRDNs (as defined below) which the sub-adviser has determined are illiquid because there is an inefficient or thin trading market.

     6. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit us from (a) entering into permitted borrowings, mortgages or pledges, (b) purchasing securities on a when-issued or delayed-delivery basis or (c) entering into repurchase transactions.

     As an operation policy, the Muir California Tax-Free Income Portfolio may not:

      1. Purchase or sell common stocks, preferred stocks, warrants or other equity securities, or futures contracts, or purchase or write put, call, straddle or spread options, except that we may purchase, hold and dispose of "obligations with puts attached" in accordance with our investment policies as described in the Prospectus.

      2. Invest in securities of other investment companies (except as they may be acquired as part of a merger, consolidation or acquisition of assets) which would result in our (i) owning more than 3% of the total outstanding voting stock of another registered investment company; (ii) investing more than 5% of our total assets in the securities of a single registered investment company; or (iii) investing more than 10% or our total assets in the securities (other than treasury stock) of registered investment companies. Within these limitations, we may invest in other investment companies.

     3. Invest in any issuer for purposes of exercising control or management.

     If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in values or assets will not constitute a violation of that restriction.

     The Portfolios

     The following discussion elaborates on the description of each Portfolio's investment objectives and policies as contained in the Prospectus, including any fundamental investment policies of a Portfolio that supplement the fundamental policies of the Portfolios and in the Prospectus.

     Working Assets Money Market Portfolio and the E[bullet]fund

     Working Assets Money Market Portfolio ("Money Market Portfolio") and the E[bullet]fund, as a fundamental investment policy of each Portfolio, may not buy any securities other than money market securities. Thus, each Portfolio cannot buy any commodities or commodity futures contracts, any mineral programs or leases, any shares of other investment companies or any warrants, puts, calls or combinations of these. Each Portfolio may not buy real estate, or real estate loans, but may buy money market securities even though the issuer invests in real estate or interests in real estate.

     The following are also the present policies of each Portfolio, but may be changed by our Trustees without a vote of the shareholders of the Portfolios:

     1. Each Portfolio may invest in variable amount master demand notes, which are obligations that permit us to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between us and the borrower, subject to the 10% limitation referred to in paragraph 3 below. The interest rates and amounts involved may change daily. We have the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount; and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between us and the borrower, they generally will not be traded and there is no active secondary market for these notes. However, they are redeemable on demand, and thus immediately repayable by the borrower, at face value plus accrued interest at any time. Our right to redeem is dependent on the borrower's ability to pay principal and interest on demand. Accordingly, our Adviser will consider and continuously monitor the earning power, cash flow and other liquidity ratios of the borrower to assess its ability to meet its obligations on demand. We will invest in these notes only if the Board of Trustees or its designee determines that they present minimal credit risks and are of comparable quality to commercial paper having the highest rating of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's").

     2. Each Portfolio may not invest more than 10% of its assets in time deposits maturing in more than two business days but less than seven business days.

     3. Each Portfolio will not enter into a repurchase agreement if it would cause more than 10% of its assets to be subject to repurchase agreements having a maturity of more than seven days; included in this 10% limitation would be any illiquid securities (as described below). See "Other Investment Techniques--Money Market Instruments and Repurchase Agreements."

     4. Each Portfolio will not invest more than 10% of its net assets in illiquid securities. Generally an illiquid security is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Portfolio has valued the instrument. Subject to this limitation, our Trustees have authorized the Portfolio to invest in restricted securities, specifically privately placed commercial paper, where such investment is consistent with each Portfolio's investment objective, and has authorized such securities to be considered to be liquid to the extent the Adviser determines that there is a liquid institutional or other daily market for such securities. For example, restricted securities which may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and for which a liquid institutional market has developed may be considered to be liquid securities. See the discussion relating to the purchase of illiquid securities in the section regarding the fundamental investment policies of the Portfolios under "Investment Objective and Policies" above.

     5. The E[bullet]fund will not invest more than 5% of its assets in variable rate securities.

     Each Portfolio may not sell short or buy on margin and may not write put or call options.

     Portfolio Quality and Required Maturities. Because the Money Market Portfolio and the E[bullet]fund each uses the amortized cost method of valuation (see "The Value of Our Shares"), a Portfolio will not purchase any instruments with a remaining maturity of more than 397 days (13 months), except for certain exceptions permitted by rules under the 1940 Act. Obligations of U.S. Government agencies and instrumentalities which have a variable rate of interest which is adjusted no less frequently than every 762 days are considered to have a maturity equal to the period remaining until the next adjustment date. A variable rate instrument which permits us to demand payment of the principal amount of the instrument at any time or at specified intervals of no more than 397 days (13 months), on no more than 30 days notice, is deemed to have a maturity of the longer of the period remaining until the interest rate is adjusted or the period remaining until the principal amount will be paid to us on demand. A variable rate instrument maturing in 397 days (13 months) or less is deemed to have a maturity equal to the period remaining until the next interest adjustment date. A floating rate instrument with a demand feature, and which has its interest rate pegged to an identified market interest rate, is deemed to have a maturity equal to the period of time remaining until the principal amount will be paid to us on demand, provided that our Trustees determine that the floating rate feature insures that the market value of the instrument will always approximate par value and that the instrument is of high quality. Our Trustees will review our holdings of variable rate instruments quarterly to assure themselves that these instruments continue to be of high quality. A repurchase agreement is considered to have a maturity equal to the period remaining until the delivery date on resale. An instrument called for redemption is considered as maturing on the date on which the redemption payment must be made. The Money Market Portfolio and the E[bullet]fund will each maintain a dollar-weighted average portfolio maturity that does not exceed 90 days.

     The Money Market Portfolio and the E[bullet]fund each intends to comply with Rule 2a-7 under the 1940 Act. Under that Rule, each Portfolio may not invest more than 5% of its total assets in the securities of any one issuer, except for U.S. Government agency securities. In addition, we may only invest in securities which are rated within the top two rating categories (or, if unrated, deemed by our Adviser to be of equivalent credit quality). We may not invest more than 5% of each Portfolio's assets in securities which are not rated in the highest rating category by at least two nationally recognized statistical rating organizations ("NRSROs") (for single-rated securities, one rating organization will suffice; for unrated securities, our Adviser may rely on its own credit equivalency assessment based upon procedures approved by our Trustees). If we do invest in securities which are not rated in (or, if unrated, not deemed equivalent to) the highest rating category, we will limit such investments so that no more than 1% of the total assets of each Portfolio is invested in securities of any one issuer rated below the highest category. In addition, pursuant to our own credit procedures, we will not invest in any unrated security or in any security rated by only one rating organization unless such security is on a list approved by our Trustees.

     Although Rule 2a-7 allows that 5% may be invested in second tier securities, each Portfolio's policy is to invest 100% in first tier securities only.

     Citizens Income Portfolio

     The objective of Citizens Income Portfolio is to provide as high a level of current income as we believe to be consistent with prudent investment risk. We invest in bonds and other debt securities which meet our financial and social criteria. We intend to purchase primarily intermediate- and long- term securities and to maintain a weighted average maturity of 5-15 years. However, at times, we may have a longer or shorter weighted average maturity if we believe it will help us meet our investment objective.

     We plan to invest at least 65% of the value of the Citizens Income Portfolio's assets in debt securities that are rated BBB or better by a NRSRO such as Standard & Poor's or Moody's; unrated securities which we believe are comparable in credit quality to securities rated BBB or better as described above; obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; mortgages and other asset backed securities; other debt securities or cash and cash equivalents. Up to 35% of the Citizens Income Portfolio's total assets may be invested in debt securities which do not have the investment characteristics described above. Such debt securities could include convertible debt securities, convertible preferred and preferred stocks or other securities.

     In pursuit of our investment objective we will sometimes purchase securities that have warrants attached to them. These warrants are typically held on our books at a zero value, as the value of the warrants can only be realized upon their exercise (see "Other Investment Techniques--Warrants"). From time to time, we will also purchase options to buy or sell securities in the future at values determined by the performance of financial bench marks or indexes. The use of options can add risk to the Portfolio because the portfolio manager may determine that exercise of the option will not benefit the Portfolio and therefore, the amount invested to acquire the option will be lost. We may also purchase "structured securities," such as interest-only strips or similar vehicles where one or more of the rights within the underlying securities has been traded through the financial markets for a different right or series of rights. The risk associated with "interest-only strips" is that the security may prepay or default and our ability to collect interest payments will end.

     The Citizens Income Portfolio is authorized to purchase the securities described above from both U.S. and non-U.S. issuers (see "Other Investment Techniques--Foreign Securities").

     Citizens Emerging Growth Portfolio

     The objective of the Citizens Emerging Growth Portfolio is aggressive growth through investment in small and medium sized companies. Up to 100% of this Portfolio's assets will be invested in companies in the common and preferred stock of companies with capitalization in the range of $75 million to $4 billion. While many of these companies will have already demonstrated their strength, some will be still unseasoned, and therefore may have some speculative characteristics.

     The net asset value of this Portfolio is subject to significant fluctuation. Smaller companies have the potential for a much higher reward, as well as significantly more risk. To moderate this risk we plan to typically hold between 30-50 companies in the Portfolio, under normal conditions.

     At times we will also buy short-term fixed income securities for the Citizens Emerging Growth Portfolio. Since most of the companies we will purchase are relatively new, we expect dividend income to be negligible to accomplishing the Portfolio's objective.

     Citizens Global Equity Portfolio

     The objective of the Citizens Global Equity Portfolio is capital appreciation by investing in both foreign and U.S. markets. Investing in foreign companies and on international exchanges may entail greater risk than investing solely in the United States (see "Other Investment Techniques--Foreign Securities").

     In the Citizens Global Equity Portfolio we buy primarily common stocks of U.S. domestic and foreign companies. From time to time, we may also buy other securities such as convertible or preferred stocks and short-term debt securities. We plan to allocate over half our assets to foreign markets in most circumstances in a minimum of three countries.

     To moderate these risks as well as gain potential benefits we use a number of investment techniques. The first of these is country selection. We restrict our investments in emerging nations (those not included in Morgan Stanley's World Index) to no more than 25% of the assets of Citizens Global Equity Portfolio.

     When we invest on foreign exchanges we buy securities in the currency of the local country. Often the local currency will fluctuate vs. the dollar. To moderate this risk we engage in currency "hedging" when we feel it is appropriate to protect the value of our portfolio. We do this by entering into arrangements to buy or sell a particular currency, security, or securities index for a stated value at a given point in time. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investment being hedged. While there is a cost involved in hedging, we believe it allows us to moderate the risk of currency exchange. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments (see "Other Investment Techniques--Options Transactions").

     Citizens Index Portfolio

     The objective of the Citizens Index Portfolio is capital appreciation by investing in a specially designed index of 300 socially responsible companies.

     The Citizens Index Portfolio invests primarily in a market weighted index of companies included in the Standard & Poor's Composite Index of 500 Stocks ("S&P 500") that have passed Citizens' social screens in addition to companies that are not part of the S&P 500 but which pass our social and financial screens. Companies outside the S&P 500 are used in the Citizens Index Portfolio to add industry diversity and other financial characteristics that we believe will enable the Portfolio to track the returns of the S&P 500 as a whole.

     Securities will be purchased in a proportion equal to the weight of each company to the total index. At times we will also buy short-term fixed income securities for the Citizens Index Portfolio. Under normal circumstances these short-term investments will amount to no more than 5% of the Portfolio. Our investment results will usually lag the performance of the underlying index due to short-term cash investments and the deduction of portfolio expenses and transaction costs.

     Muir California Tax-Free Income Portfolio

     Our objective is to provide a high level of current income exempt from both federal and California state personal income tax. We seek to achieve this objective by investing primarily in securities which our Trustees believe will provide social, environmental and economic benefits.

     We Will Not Compromise the Quality of Our Portfolio. While we place a high premium on the economic and social benefit of our investments, we do not sacrifice the quality of our portfolio to achieve our social, environmental and economic agenda. Our securities portfolio contains only Tax-Exempt Securities (as defined below) which have been rated "investment grade." Investment grade securities are securities which, at the time of purchase, have been rated in one of the four highest rating categories (i.e., "Baa" or higher) by Moody's, Standard & Poor's or Fitch Investors Service, Inc. or if not rated, are determined by our sub-adviser to be at least of equivalent quality.

     We do not invest in "junk bonds" (i.e. securities rated below investment grade). However, Tax-Exempt securities rated in the fourth highest rating category (the lowest rating category in which we may invest) have speculative characteristics. With respect to these securities, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher rated Tax-Exempt Securities. If we invest in any Tax-Exempt Security the rating of which subsequently drops below investment grade, our Board of Trustees will be notified and shall promptly determine on a case by case basis whether the security should be retained or sold. We maintain an operating policy that no more than 5% of our securities portfolio may consist of securities which, although rated investment grade when purchased, subsequently drop below investment grade.

     Many Tax-Exempt Securities are not rated by any credit rating agency. Although we are permitted to invest up to 10% of our total assets in unrated Tax-Exempt Securities, we currently do not invest in any such unrated securities and do not intend to do so in the foreseeable future. If we were to invest in unrated securities, the sub-adviser first would determine that these unrated Tax-Exempt Securities meet our credit quality standards by performing an independent credit analysis of the issuer of the security (and any institution giving a credit enhancement to the security) in accordance with procedures adopted by our Board of Trustees and reviewed by the Adviser.


--------------------------------------------------------------------------------
Other Investment Techniques

     Money Market Instruments and Repurchase Agreements

     During periods of unusual market conditions, or for liquidity purposes or pending the investment of the proceeds of the sale of its shares, we may invest all or a portion of assets of the Citizens Income Portfolio, Citizens Emerging Growth Portfolio, Citizens Global Equity Portfolio, Citizens Index Portfolio, the E[bullet]fund and Money Market Portfolio in money market instruments, including: obligations of agencies and instrumentalities of the U.S. Government; certificates of deposit of banks; and commercial paper or other corporate notes of investment grade quality. We may also buy such securities subject to repurchase agreements with primary dealers or banks which are members of the Federal Reserve, secured by instruments issued or guaranteed by the agencies or instrumentalities of the U.S. Government, the values including accrued interest, or which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Portfolio together with the repurchase price on repurchase. In either case, the income to the Portfolio is unrelated to the interest rate on securities collateralizing the repurchase. In the event of bankruptcy or other default by the vendor of a repurchase agreement, there may be possible delays and expenses in liquidating the resold securities, decline in the value of the resold securities and loss of principal or interest. However, in the opinion of management, these risks are not material; upon default, the resold securities constitute collateral for the repurchase obligation.

     Options Transactions

     Each Portfolio, other than Money Market Portfolio and E[bullet]fund, may from time to time buy and write (sell) call and put options on securities, security indices, and foreign currencies that are traded on recognized securities exchanges and over-the-counter markets. A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until or on a certain date (the expiration date). A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price at any time until or on the expiration date. The premium that a Portfolio receives for buying or writing a call or put option is deemed to constitute the market value of an option. Aggregate premiums paid for put and call options will not exceed 5% of the Portfolio's total assets at the time of each purchase. The premium that a Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying investment, the relationship of the exercise price to such market price, the historical price volatility of the underlying investment, and the length of the option period. These instruments are often referred to as "derivatives" which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). The Portfolios may use these techniques to hedge against changes in interest rates, foreign currency exchange rates, changes in securities prices or other factors affecting the value of their investments, or as part of their overall investment strategies. Each Portfolio will maintain segregated accounts consisting of liquid assets (or, as permitted by applicable regulations, enter into certain offsetting positions to cover its obligations under derivatives transactions) to avoid "leveraging" the Portfolio.

     Risks in the use of these derivative securities depends on the Adviser's ability to predict correctly the direction of interest rates, securities prices or other factors. Risks include: a) the risk that interest rates, securities prices or other factors do not move in the directions being hedged against, in which case the Portfolio will have incurred the cost of the derivative (either its purchase price or, by writing an option, losing the opportunity to profit from increases in the value of the securities covered) with no tangible benefits; b) an imperfect correlation between the price of derivatives and the movements of the securities prices, interest rates or currency exchange rates being hedged; c) the possible absence of a liquid secondary market for any particular derivative at any time; d) the potential loss if the counterparty to the transaction does not perform as promised; and e) the possible need to defer closing out certain positions to avoid adverse tax consequences.

      Warrants

     Citizens Income Portfolio may invest in warrants. Warrants are instruments which entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of the underlying securities.

     Foreign Securities

     Each Portfolio, other than the E[bullet]fund, may invest in foreign securities which meet our social and financial criteria. As discussed in the Prospectus, investing in foreign securities generally presents a greater degree of risk than investing in domestic securities due to possible exchange rate fluctuations, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. As a result of its investments in foreign securities, a Portfolio may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where we believe that the applicable exchange rate is unfavorable at the time the currencies are received or we anticipate, for any other reason, that the exchange rate will improve, a Portfolio may hold such currencies for an indefinite period of time. A Portfolio may also hold foreign currency in anticipation of purchasing foreign securities. While the holding of currencies will permit the Portfolio to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Portfolio to risk of loss if exchange rates move in a direction adverse to the Portfolio's position. Such losses could reduce any profits or increase any losses sustained by the Portfolio from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

     When-Issued Securities

     Each Portfolio, other than the Money Market Portfolio and the E[bullet]fund, may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, in many cases, a Portfolio purchasing securities on a when-issued basis, will take delivery of such securities. When a Portfolio commits to purchase a security on a when-issued or on a forward delivery basis, it will set up procedures consistent with current policies of the Securities and Exchange Commission (the "SEC") concerning such purchases. Since that policy currently recommends that an amount of a fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, we intend that a Portfolio will always have cash, short-term money market instruments or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, although we do not intend to make such purchases for speculative purposes and we intend to adhere to current regulatory policies with respect to such purchases, purchases of securities on such bases may involve more risk than other types of purchases. For example, we may have to sell assets which have been set aside to cover our commitments in order to meet redemptions. Also, if we were to determine that it is necessary to sell the when-issued or forward delivery securities before delivery to a Portfolio, the Portfolio may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. When the time comes to pay for when-issued or forward delivery securities, a Portfolio will meet its obligations from the then-available cash flow on the sale of securities, or, although it would not normally expect to do so, from the sale of the when-issued or forward delivery securities themselves (which may have a value greater or less than the Portfolio's payment obligation).

     Special Considerations Regarding Tax-Exempt Securities; Muir California Tax-Free Income Portfolio

     "Tax-Exempt Securities," as this term is used in this Statement of Additional Information, includes debt obligations issued by the State of California, its political subdivisions, authorities and corporations, the interest on which is, in the opinion of bond counsel to the issuer, exempt from federal and State of California personal income taxes. Tax-Exempt Securities are generally issued to obtain funds for various public purposes. An inverse relationship exists between the value of debt obligations, including Tax-Exempt Securities, and interest rates (i.e., when interest rates decline, the value of debt obligations generally will tend to increase and when interest rates increase, the value of debt obligations generally will tend to decline).

     Municipal Notes. We may invest in different types of municipal notes including (i) tax anticipation notes; (ii) revenue anticipation notes; (iii) bond anticipation notes; (iv) construction loan notes; (v) short-term discount notes; and (vi) variable rate demand notes.

     Tax anticipation notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer secured by the issuer's taxing power for the payment of principal and interest. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the federal Revenue Sharing Program. They also are usually general obligations of the issuer.

     Bond anticipation notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

     Construction loan notes are sold to provide construction financing for specific projects. After successful completing and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.

     Short-term discount notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

     We may also invest up to 5% of our total assets in variable or floating rate demand notes ("VRDNs"). VRDNs are tax-exempt securities that contain a floating or variable interest rate adjustable formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The interest rate on a VRDN is adjusted periodically based on a specific external rate (e.g., bank prime rate) to maintain the VRDN's market value at approximately par. We decide which VRDNs to purchase in accordance with procedures prescribed by our Board of Trustees, which are intended to minimize credit risks. These procedures include, among other things, both a credit analysis of any financial institution that is giving credit support and a requirement that a VRDN be investment grade, as determined in accordance with procedures adopted by the Board of Trustees with respect to both its long-term and short-term aspects; (except that where credit support for the instrument is provided even in the event of default on the underlying security, we may rely only on the investment grade character of the short-term aspect of the VRDN, i.e., the demand feature.) VRDNs which are unrated must have quality characteristics similar to rated VRDNs in accordance with procedures adopted by our Board of Trustees.

     We may also invest in participation interests ("Participating VRDNs") in variable or floating rate tax-exempt obligations held by a financial institution, typically a commercial bank ("institution"). Participating VRDNs provide us with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the institution upon a specified number of days notice. In addition, the Participating VRDN is backed by an irrevocable letter of credit or guarantee of the institution. The institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment. Our sub-adviser performs a credit analysis of the institution involved, following procedures adopted by our Board of Trustees.

     Municipal Bonds. Municipal bonds meet longer-term capital needs and generally have maturities of more than one year when issued. Municipal bonds have three principal classifications: (i) general obligation bonds; (ii) revenue bonds; and (iii) industrial development bonds.

      General obligation bonds are issued by states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

     Revenue bonds are not secured by the full faith, credit and taxing power of their issuer. Rather, the principal security for revenue bonds is generally the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

     Industrial development bonds are in most cases revenue bonds and are issued by or on behalf of public authorities to raise money to finance various privately-operated facilities for business, manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the real and personal property so financed as security for such payment. Tax-exempt industrial development bonds, in most cases, are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. The social performance of any such corporate guarantor will be considered in accordance with procedures adopted by our Board of Trustees before we make an investment decision with respect to any guaranteed securities. We will not purchase industrial development bonds to the extent that the interest paid by particular bonds is not excluded from gross income for federal regular income tax purposes. We will not invest 25% or more of our total assets in industrial development bonds.

     Tax-Exempt Securities include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Our investment in municipal lease/purchase agreements will not exceed 5% of our total assets.

     While we may invest in Tax-Exempt Securities with maturities of any length, securities with longer maturities typically exhibit more fluctuation in market value and therefore the inclusion of such securities in our portfolio may increase the fluctuation of our net asset value. We invest in Tax-Exempt Securities with maturities of up to 30 years depending upon our assessment of the relative yield on securities of different maturities and our expectations of future changes in interest rates.

     There may, of course, be other types of municipal securities, similar to the foregoing described municipal securities, which may become available and could be included in our investment portfolio.

     In the event that desirable Tax-Exempt Securities issued by California governmental entities are not available, we may invest in other types of securities (meeting, to the extent possible, the social responsibility criteria outlined above) which are exempt from federal and California state personal income tax. These securities may include U.S. Territorial obligations including obligations of Puerto Rico, Guam and the Virgin Islands and the obligations of the U.S. Government and agencies, instrumentalities or authorities of the U.S. Government authorized by federal law to issue obligations exempt from any state's personal income tax.

     It is also possible, although not anticipated, that under normal market conditions up to 20% of our net assets could be invested in state and municipal obligations of other states (which would generate income exempt from federal income tax but not exempt from California state personal income taxes), other securities on which the interest is a tax preference item under the federal alternative minimum tax, U.S. Treasury obligations, high quality commercial paper, obligations of U.S. banks (including commercial banks and savings institutions insured by the Federal Deposit Insurance Corporation ("FDIC") with assets of $1 billion or more, and repurchase agreements secured by U.S. Government securities. Some of the foregoing investments generate income that would be subject to California and possibly federal personal income taxes when distributed to our shareholders.

     For temporary defensive purposes only, we may invest up to 100% of our assets in (i) obligations issued or guaranteed by the full faith and credit of the U.S. Government, its agencies, instrumentalities or authorities, highest rated commercial paper, certificates of deposits of domestic banks with assets of $1 billion or more and repurchase agreements (subject to the limitations described below) the interest on which is subject to federal tax and may be subject to California state personal income taxes; and (ii) securities the interest on which is exempt from regular federal income taxes but not California's personal income taxes, such as tax-exempt municipal securities issued by other states and their agencies and instrumentalities.

     We may purchase shares of no-load, open-end investment companies which invest in Tax-Exempt Securities with remaining maturities of one year or less (commonly known as "money market funds"). We will invest in such tax-exempt money market funds only as a short-term measure if our Adviser or sub-adviser determines that such money market funds provide a better combination of yield and liquidity than direct investment in short-term, Tax-Exempt Securities. Our Adviser will waive its management fee on any portion of our assets invested in such money market funds. We will not invest more than 10% of our total assets in shares issued by money market funds nor will we invest more than 5% of our total assets in a single money market fund.

-------------------------------------------------------------------------------


Factors That Affect the Value of Our Investment

      Money Market Instruments and Fixed Income Securities

     The value of the fixed income securities in which we invest will fluctuate depending in large part on changes in prevailing interest rates. Fixed income securities comprise all assets in the Money Market Portfolio, the E[bullet]fund, Citizens Income Portfolio and Muir California Tax-Free Income Portfolio and a portion of assets in the Citizens Emerging Growth Portfolio, Citizens Index Portfolio and Citizens Global Equity Portfolio under normal conditions. If these rates go up after we buy a security, its value may go down. On the other hand, if the rates go down, the security's value may go up. Changes in value and yield based on changes in interest rate may have different effects on short-term obligations than on long-term obligations. Long-term obligations, which often have higher yields, may fluctuate in value more than short-term ones. We do not expect changes in interest rates to significantly affect the value of our shares in the Money Market Portfolio and the E[bullet]fund, since we use the amortized cost method, which is described in the section "The Value of Our Shares." However, changes in interest rates can have a significant effect on the value of non-money market fixed income securities.

     The value of equity securities held in the Citizens Emerging Growth, Global Equity and Index Portfolios will fluctuate based upon market conditions and issues specific to the issuer. These include changes in the management and fundamental financial condition of the issuing company, prevailing economic and competitive conditions in the industry sectors in which the company does business and other factors which affect individual securities and the equity market as a whole.

-------------------------------------------------------------------------------
Turnover and Portfolio Transactions

     With regard to the Money Market Portfolio and the E[bullet]fund, we generally purchase investments and hold them until they mature. Historically, securities of U.S. Government agencies or instrumentalities have involved minimal risk when they have been held by investors to maturity. However, we may from time to time sell securities and purchase others to attempt to take advantage of short-term market variations. We may also sell securities prior to maturity to meet redemptions or as a result of a revised evaluation of the issuer by our Adviser.

     For the Citizens Income Portfolio and Muir California Tax-Free Income Portfolio we purchase fixed income securities and for Citizens Emerging Growth Portfolio, Citizens Global Equity Portfolio and the Citizens Index Portfolio, we may purchase both equity and fixed income securities and hold them until such time as we believe it is advisable to sell them in order to realize a gain or loss whereupon we reinvest these assets in other securities.

The Citizens Index Portfolio seeks to have a turnover of less than 25% per year. The Global Equity Portfolio is expected to have a portfolio turnover rate of 200%. Higher portfolio turnover rate increases transaction costs and may increase taxable gains.

     Our Adviser seeks to obtain for us the best net price and the most favorable execution of orders. Purchases are made from issuers, underwriters, dealers or brokers, and banks who specialize in the types of securities we buy. Purchases from underwriters include a commission or concession paid by the issuer to the underwriters. Purchases from dealers include the spread between the bid and asked prices and purchase from brokers include commissions paid to the broker based upon the transaction size. If the execution and price offered by more than one dealer are comparable, the order may be given to a dealer who has provided research advice, quotations on portfolio securities or other services. Our Adviser will comply with Rule 17e-1 under the 1940 Act in regards to brokerage transactions with affiliates, to assure that commissions will be fair and reasonable to the shareholders.

     Our Adviser may allocate transactions to broker/dealers in exchange for services. By allocating transactions to obtain services, the Adviser is able to supplement its own efforts. While it is not possible to place a dollar value on these services, it is the opinion of the Adviser that the receipt of these services does not materially reduce the Adviser's overall expenses. These services may or may not be useful to us or to our Adviser and its affiliates which engage in securities activities. For the fiscal years ended June 30, 1993, 1994, 1995 and 1996, all portfolio purchases, as described above, were made directly from issuers or from dealers, and we paid commissions in aggregate as follows: 1993-$79,300, 1994-$329,000, 1995-$250,000 and 1996-$171,957.

     It is the policy of Citizens Advisers and the Trust to seek to obtain the benefit of "soft dollar" payments for a Portfolio when consistent with obtaining best execution and the best execution policy and when doing so is within the "safe harbor" created by Section 28(e) of the Securities Exchange Act of 1934. To that end, Citizens Advisers will maintain an account for each Portfolio with one or more broker-dealers which agree to provide or pay for third-party research which benefits the Portfolio. Sub-advisers will be informed in writing of the name of the broker-dealer and provided with account information to allow the execution of trades through that broker-dealer. In the event that best execution of an equity transaction is available through a broker-dealer which has been so identified, a sub-adviser shall place the transaction with that broker-dealer. No transactions shall be placed with such broker-dealer other than on an agency basis.

     Any "soft dollars" generated in this fashion shall be used solely to purchase research, within the meaning of Section 28(e), which benefits the Portfolio on whose behalf the transaction is made. For these purposes, research means that which provides assistance to Citizens Advisers, or a sub-adviser, in the performance of decision making responsibilities. If a product or service serves non-research as well as research functions, "soft dollars" shall be used to pay for the product or service only to the extent that it constitutes research.

------------------------------------------------------------------------------
The Value of Our Shares

     The value of our shares is expressed as net asset value. The net asset value per share is computed by subtracting total liabilities from total assets and dividing that number by the total number of our outstanding shares. All expenses are accrued daily and taken into account in determining net asset value.

     We attempt to keep the net asset value of our Money Market Portfolio and the E[bullet]fund fixed at $1.00 per share, while we expect the net asset value per share in our other Portfolios to fluctuate.

     The value of our shares for each Portfolio, other than the Money Market Portfolio and the E[bullet]fund, is determined at 4:00 p.m. Eastern Time on each day on which the New York Stock Exchange is open for regular trading and at such other times as we feel may be necessary or appropriate.

     The value of our shares for the Money Market Portfolio and the E[bullet]fund is determined at 4:00 p.m. Eastern Time on each day that the Portfolios are open. The Portfolios are currently open on each day, Monday through Friday, except New Year's Day, Martin Luther King, Jr's. Birthday (observed), Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

     Money Market Portfolio and the E[bullet]fund

     Our Trustees have determined that it is appropriate for us to value our Money Market Portfolio and the E[bullet]fund using the amortized cost method and that this method represents the fair value of each Portfolio's shares. This method values a security at the time of its purchase at cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized gains and losses.

     While the amortized cost method provides certainty in valuation, there may be periods during which value, as determined by the amortized cost method, is higher or lower than the price we would receive if we sold the instrument. During periods of declining interest rates, the daily yield on our shares may tend to be higher than a like computation made by a fund with identical investments which uses a method of valuation based on market prices and which reflects capital changes in its dividends. Thus, if the use of amortized cost by us resulted in a lower aggregate portfolio value on a particular day, a prospective investor in our shares would be able to obtain a somewhat higher yield from us than he would from investment in the other fund, and existing investors in our shares would receive less investment income. The converse would apply in a period of rising interest rates.

     To use the amortized cost method, our Board of Trustees must establish procedures designed to stabilize the net asset value of the Money Market Portfolio and the E[bullet]fund at $1.00 per share, to the extent reasonably possible. These procedures must include review of the portfolio by the Board at intervals it deems appropriate and reasonable in the light of market conditions to determine how much the net asset value using available market quotations deviates from the net asset value based on amortized cost. For this purpose, when market quotations are available, securities are valued at bid price. If market quotations are not available, investments are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of our Board of Trustees, including being valued at prices based on market quotations for investments of similar type, yield and maturity.

     Under the procedures which our Trustees have adopted in connection with valuation of our securities at amortized cost, our dividend policy will change under certain circumstances. If on any day there is a deviation of more than 3/10th of 1% between the net asset value of a share computed on the amortized cost basis and that computed on an available market price basis, the amount of the deviation in excess of $0.003 will be added to or subtracted from the dividend for that day in order to reduce the deviation to within $0.003. If on any day the dividend is not large enough to absorb any such reduction and the deviation is more than $0.005, our Board will be required, under a rule of the SEC, to consider taking other action. Such action could include the sale of portfolio securities, reducing or eliminating dividends or establishing a net asset value per share based on market quotations.

     To use the amortized cost method, we must also limit our portfolio investments, including repurchase agreements, to those U.S. dollar denominated instruments which our Board of Trustees determines present minimal credit risks and which are of "high quality," e.g., portfolio investments rated in one of the top two rating categories by at least two rating organizations or, if not rated or created by only one rating agency, are of comparable quality in the judgment of our Adviser and Trustees. A rated instrument that is subject to some external agreement (such as a bank letter of credit), which agreement was not considered in rating the instrument, is considered unrated and the Board of Trustees and our Adviser will determine whether the external agreement makes the instrument of comparable quality.

     Citizens Income Portfolio, Citizens Emerging Growth Portfolio, Citizens Global Equity Portfolio, the Citizens Index Portfolio and the Muir California Tax-Free Income Portfolio

     As described in the Prospectus, the Citizens Income Portfolio, Citizens Emerging Growth Portfolio, Citizens Global Equity Portfolio, the Citizens Index Portfolio and the Muir California Tax-Free Income Portfolio are generally valued on the basis of market values. Equity securities, if any, in a Portfolio are valued at the last sales price on the exchange on which they are primarily traded or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for listed securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Debt securities are generally valued at their most recent closing sale prices, or, if there is no closing sale price, at the bid price, in the principal market in which such securities are normally traded. Fixed income securities maturing within 60 days are normally valued at cost, plus or minus any amortized discount or premium. Securities and other assets for which market quotations are not readily available (including restricted securities, if any) are appraised at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Fund's Board of Trustees.

     Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer supplied valuations and evaluation based upon expert analysis of market data or other factors if such valuations are believed to reflect more accurately the fair value of such securities.

     Use of a pricing service has been approved by the Fund's Board of Trustees. There are a number of pricing services available, and the Trustees and officers of the Fund acting on behalf of the Trustees, may use or discontinue the use of any pricing service now, or in the future, employed.

--------------------------------------------------------------------------------
Information About Our Yield and Total Return

     We report the investment performance of each Portfolio in several ways. All performance reported in advertisements is historical and not intended to indicate future returns.

     Yield

     From time to time the "yield" and "compounded effective yield" of the Portfolios may be published in advertisements and sales material. For the Money Market Portfolio and the E[bullet]fund, the yield is usually quoted for a seven day period. For the Citizens Income Portfolio and the Muir California Tax-Free Income Portfolio we usually report for a 30 day period.

      Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

Our yield is calculated by using the SEC formula:

Yield = 2[ (a-b + 1)6 - 1]
             cd
 where:
a = interest earned during the period
b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive income distributions.
d = the maximum offering price per share on the last day of the period.

     Compounded effective yield, which we may also quote, is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding.

The formula for effective yield is:
[ (base period return + 1) 365/7 - 1]

     In addition, we may also quote a tax equivalent yield for the Muir California Tax-Free Income Portfolio which demonstrates the taxable yield necessary to produce an after-tax yield equivalent to that of a fund which invests in tax-exempt obligations. Such yield is computed by dividing that portion of our yield (computed as indicated above) that is tax-exempt by one minus the highest applicable income tax rate and adding the product to that portion of our yield that is not tax-exempt.

     Current yield, effective yield and tax equivalent yield which are calculated according to a formula prescribed by the SEC are not indicative of the amounts that actually may be paid to our shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable equivalent distribution rate. The current distribution rate is computed by dividing the total amount of dividends per share we paid during the past twelve months by a current maximum offering price. A taxable equivalent distribution rate demonstrates the taxable distribution rate equivalent to our current distribution rate (calculated as indicated above). Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past twelve months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from additional sources (i.e., sources other than dividends and interest, such as short-term capital gains), and is calculated over a different period of time.

     The following table sets forth various measures of performance for the Portfolios as of June 30, 1996:

                                                       Compounded
                                                       Effective
      Portfolio                      7-Day Yield         Yield     30-Day Yield
      ---------                      -----------         -----     ------------
Working Assets Money Market             4.02%             4.10%        NA
Portfolio

E[bullet]fund                           5.24%             5.91%        NA

Citizens Income Portfolio                NA                NA         6.42%

Muir California Tax-Free Income          NA                NA         3.42%
Portfolio


     The current yield of the Money Market Portfolio and the E[bullet]fund for a specific period of time is calculated based on a hypothetical account containing exactly one share at the beginning of the period. The net change in the value of the account during the period is determined by subtracting this beginning value from the value of the account at the end of the period including a hypothetical charge reflecting deductions from shareholder accounts. Capital changes (i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation) are excluded from the calculation. Because the change will not reflect any capital changes, the dividends used in the yield computation may not be the same as the dividends actually declared. The dividends used in the yield calculation will be those which would have been declared if there had been no capital changes included in our actual dividends. The net change in the account value is then divided by the value of the account at the beginning of the period and the resulting figure is called the "base period return." The base period return is then multiplied by (365/7) for a seven day effective yield with the resulting yield figure carried to the nearest hundredth of one percent.

     The "compounded effective yield" for the Money Market Portfolio and the E[bullet]fund is determined by annualizing the base period return and assuming that dividends earned are reinvested daily. Compounded effective yield is calculated by adding 1 to the base period return (which is derived in the same manner as discussed above) raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

     Compounded effective yield information is useful to investors in reviewing the performance of our Money Market Portfolio and the E[bullet]fund since the yield is calculated on the same basis as those of other money market funds. However, shareholders should take a number of factors into account in using our yield information as a basis for comparison with other investments.

     Since our Money Market Portfolio and the E[bullet]fund are invested in short-term money market instruments, our yield will fluctuate with money market rates. Therefore, the compounded effective yield is not an indication of future yields. Other investment alternatives such as savings certificates provide a fixed yield if held full term, but there may be penalties if redeemed before maturity, whereas there is no penalty for withdrawal at any time in the case of our Portfolios.

     The yield quotation for the Citizens Income Portfolio and the Muir California Tax-Free Income Portfolio is based on the annualized net investment income per share of a Portfolio over a 30 day period. The yield is calculated by dividing the net investment income per share of a Portfolio earned during the period by the public offering price per share of the Portfolio on the last day of that period. The resulting figure is then annualized. Net investment income per share is determined by dividing (i) the dividends and interest earned by a Portfolio during the period, minus accrued expenses for the period, by (ii) the average number of the Portfolio's shares entitled to receive dividends during the period multiplied by the public offering price per share on the last day of the period. Income is calculated for the purposes of yield calculations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses are generally excluded from the calculation as these are reflected in each Portfolio's net asset value per share.

     Total Return and Other Quotations

     We also can express the investment results in terms of "total return." We do this for the Citizens Income Portfolio, Citizens Emerging Growth Portfolio, Citizens Global Equity Portfolio, Citizens Index Portfolio and Muir California Tax-Free Income Portfolio to take account of fluctuations in share value in addition to income from interest and dividends. Total return refers to the total change in value of an investment in the Portfolio over a specified period, while the yield calculation only reflects the income component.

      We compute total return by taking the total number of shares purchased by a hypothetical $1,000 investment after deducting any applicable sales charge, adding all additional shares purchased within the period with reinvested dividends and distributions, calculating the value of these shares at the end of the period, and dividing the result by the initial $1,000 investment. For periods of more than one year, we adjust the cumulative total return to calculate average annual total return during that period.

These figures will be calculated according to the SEC formula:

P(1 + T)n = ERV where:
P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods

     We also calculate an annual total return for the E[bullet]fund on a daily basis. This number is the true reflection of what the E[bullet]fund returns to you. We calculate total return for the E[bullet]fund by adding the net investment income together with the Portfolio's other income, including income from debit card transactions, and other income and capital changes, if any.

     For the fiscal year ended June 30, 1996 the Portfolios had the following performance:

                                                          Annualized        Hypothetical Investment
                                                         Total Return         Return on $1,000 for
        Portfolio           1 Year Total Return        Since Inception         the 1 Year Period
        ---------           -------------------        ---------------         -----------------
Citizens Income Portfolio          5.48%                    6.54%                  $1,054.80

Citizens Emerging Growth           42.53%                   26.19%                 $1,425.30
Portfolio

Citizens Global Equity             12.64%                   8.36%                  $1,126.40
Portfolio

Citizens Index Portfolio           23.79%                   25.58%                 $1,237.90

Muir California Tax-Free           4.71%                    6.22%                  $1,047.90
Income Portfolio

     When we quote each Portfolio's yield or total return we are referring to its past results and not predicting our future performance. We quote total return for the most recent one year period as well as average annual total return for the most recent five- and ten-year periods, or from the time when we first offered shares, whichever is shorter. Sometimes we advertise our actual return quotations for annual or quarterly periods or quote cumulative return for various periods. When we do this, we also always present the standardized total return quotations at the same time.

      When we quote our investment results we sometimes will compare them to unmanaged market indices such as the Dow Jones Industrial Average and the S&P 500, and other data and rankings from recognized independent publishers, sources such as Bank Rate Monitor, Money Magazine, Morningstar, Forbes Magazine, Lipper Analytical Services and others.

--------------------------------------------------------------------------------
Dividends and Distributions

     Money Market Portfolio and the E[bullet]fund

     As described in the Prospectus, net income is determined and accrued daily and paid monthly. This dividend is payable to everyone who was a shareholder at 4:00 p.m. Eastern time on the day the dividend is declared. Accordingly, when shares are purchased dividends begin to accrue on the day the Transfer Agent receives payment for the shares, provided that the payment is received by 4:00 p.m. Eastern time. When shares are redeemed, the shares are entitled to the dividend declared on the day the redemption request is received by the Transfer Agent, provided that the request is received after 4:00 p.m. Eastern time. Dividends are automatically reinvested in shares, at net asset value, unless a shareholder otherwise instructs the Transfer Agent in writing. Shareholders so requesting will be mailed checks in the amount of the accumulated dividends. For the purpose of calculating dividends, our daily net investment income consists of: (a) all interest income accrued on investments (including any discount or premium ratably amortized to the date of maturity or determined in such other manner as the Trustees may determine); and (b) minus all liabilities accrued, including interest, taxes and other expense items, amounts determined and declared as dividends or distributions and reserves for contingent or undetermined liabilities, all determined in accordance with generally accepted accounting principles; and (c) plus or minus all realized and unrealized gains or losses on investments.

     Citizens Income Portfolio

     The Citizens Income Portfolio distributes to its shareholders monthly dividends substantially equal to all of its net investment income. The Portfolio's net investment income consists of non-capital gain income less expenses. Net realized short-term capital gains, if any, and net realized long-term capital gains, if any, will be distributed by the Portfolio at least annually. Dividends and capital gains distributions are automatically reinvested at net asset value in additional shares, unless a shareholder elects cash distributions. Cash distributions will be paid at the close of the appropriate monthly or annual period.

     Muir California Tax-Free Income Portfolio

     The Portfolio intends to declare a dividend daily, payable monthly, equal to substantially all of its net investment income and to distribute substantially all net realized long-term capital gains (and any short-term capital gains) at least once each calendar year. Dividends and capital gains are automatically reinvested in additional shares at net asset value per share on the reinvestment date unless the shareholder has previously requested in writing that the payment be made in cash.

     Citizens Emerging Growth Portfolio, Citizens Global Equity Portfolio and Citizens Index Portfolio

     The Citizens Emerging Growth Portfolio, Citizens Global Equity Portfolio and the Citizens Index Portfolio normally declare and pay dividends substantially equal to all net investment income annually. Net investment income consists of non-capital gain income less expenses. Net realized short-term capital gains, if any, and net realized long-term capital gains, if any, will be distributed by the Portfolios at least annually. Dividends and capital gains distributions are automatically reinvested at net asset value in additional shares, unless a shareholder elects cash distributions. Cash distributions will be paid annually.

--------------------------------------------------------------------------------
Federal Taxes

     Status as a "Regulated Investment Company"

     Each of the Portfolios intends to qualify as a "Regulated Investment Company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). We plan to continue this election in the future for all Portfolios of the Fund.

     To qualify for the tax treatment afforded a "regulated investment company" under the Code, a Portfolio must annually distribute at least 90% of its net investment income and net short-term capital gains and meet certain requirements with respect to sources of income, diversification of assets, and distributions to shareholders. If a Portfolio elects and qualifies for such tax treatment, the Portfolio will not be subject to federal income tax with respect to amounts distributed. Under current law, in order to qualify, a Portfolio must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, and income from certain other sources; (b) derive less than 30% of its gross income from the sale or other disposition of stock, or securities and certain other investment held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. Government securities, and other securities, limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities). Options that are held by a Portfolio at the end of its taxable year are subject to section 1256 of the Code and will be deemed to have been sold at market value for federal income tax purposes. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

     A Portfolio that qualifies as a "qualified investment company," may nonetheless be subject to certain federal excise taxes unless the Portfolio meets certain additional distribution requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year,
(ii) 98% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the excess, if any, of the sum of the taxable income of the regulated investment company for the previous calendar year plus all amounts from previous years that were not distributed over the amount actually distributed for such preceding calendar year. The term "distributed amount" generally means the sum of (i) amounts actually distributed by a Portfolio from the Portfolio's current year's ordinary income and capital gain net income and (ii) any amount on which the Portfolio pays income tax for the year. We intend to meet these distribution requirements, to avoid the excise tax liability, with respect to each of the Portfolios. As long as a Portfolio maintains its status as a regulated investment company and distribute all of its income, the Portfolio will not be subject to any Massachusetts or California income or excise tax.

     The Code permits the character of tax-exempt interest received by a regulated investment company to flow through as tax-exempt dividends when distributed to its shareholders, provided that at least 50% of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is exempt under Section 103 (a) of the Code. We intend to satisfy this 50% requirement in order to permit our distributions of tax-exempt interest to be treated as such for federal income tax purposes in the hands of our shareholders. Distributions to shareholders of tax-exempt interest earned by us for the taxable year are therefore not subject to federal income tax, although such distributions may be subject to the individual and corporate alternative minimum taxes described below. A portion of original issue discount relating to stripped municipal bonds and their coupons may be treated as taxable income under certain circumstances.

     Distributions of Net Investment Income

     Dividends derived from net investment income and any excess of net short-term capital gains over net long-term capital losses will be taxable to shareholders as ordinary income. For each of the Portfolios other than Money Market Portfolio, the E[bullet]fund, Citizens Income Portfolio and Muir California Tax-Free Income Portfolio, a portion of these ordinary income dividends is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualified for that deduction with respect to its holding of a Portfolio's shares. Availability of the deduction to particular corporate shareholders is subject to certain limitations and deductible amounts may be subject to the alternative minimum tax and result in certain basis adjustments. Since the investment income of the Money Market Portfolio, the E[bullet]fund, Citizens Income Portfolio and Muir California Tax-Free Income Portfolio is derived from interest rather than dividends, no portion of the dividends received from these Portfolios will be eligible for the dividends received deduction. Moreover, to the extent that a Portfolio derives investment income from sources within foreign countries, such Portfolio's dividends and distributions will not qualify for such deduction.

     Shareholders will be taxed for federal income tax purposes on dividends in the same manner whether such dividends are received as shares or in cash. Distributions from the Portfolios will also be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.

     Any dividend or distribution (except for dividends of net investment income declared by the Money Market Portfolio and the E[bullet]fund) will have the effect of reducing the per share net asset value of shares in a Portfolio by the amount of the dividend or distribution. Shareholders purchasing shares in any of the Portfolios shortly before the record date of any taxable dividend or other distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

     Any loss realized upon a redemption of the shares in a Portfolio held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon redemption of shares may also be disallowed under the rules relating to wash sales.

     The exemption of the tax-exempt interest component of our dividends for federal or California state personal income tax purposes does not necessarily result in exemption under other federal or California tax laws or the income or other tax laws of any other state or local taxing authority. You should bear in mind that you may be subject to such other taxes.

     If we acquire securities that produce taxable income, we will be able to designate only a portion of our dividends as tax-exempt to you. We will designate the tax-exempt percentage on an actual earned basis and will notify you of the percentage by January 31st of the following year. Under this designation method, the percentage designated as tax-exempt for any particular distribution may be substantially different from the percentage of our income that was tax-exempt during the period covered by the distribution.

     Section 147 (a) of the Code prohibits exemption from taxation of interest on certain governmental obligations to persons who are "substantial users" (or persons related thereto) of facilities financed by such obligations. We have not undertaken any investigations as to the users of the facilities financed by tax-exempt bonds in its portfolio.

     Special tax considerations apply with respect to foreign investments of those Portfolios which permit such investments. For example, foreign exchange gains and losses realized by a Portfolio generally will be treated as ordinary income or losses. In addition, investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Portfolio to a reduced rate of tax or an exemption from tax on such income.

     Non-U.S. Shareholders

     Distributions of net investment income to non-resident aliens and foreign corporations will be subject to U.S. tax. For shareholders who are not engaged in a trade or business in the U.S. to which the distribution is effectively connected, this tax is withheld at the rate of 30% upon the gross amount of the distribution in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. However, if the distribution is effectively connected with the conduct of the shareholder's trade or business within the United States, the distribution will be included in the net income of the shareholder and subject to U.S. income tax at the applicable marginal rate.

     The foregoing is limited to a discussion of federal taxation. It should not be viewed as a comprehensive discussion of the items referred to nor as covering all provisions relevant to investors. Dividends and distributions may also be subject to state or local taxes. Shareholders should consult their own tax advisers for additional details on their particular tax status.

     State Taxation; Muir California Tax-Free Income Portfolio

     The portion of our exempt-interest dividends equal to the proportion which the interest on our California municipal bonds bears to all of our tax-exempt interest will be exempt from California personal income taxes if, at the close of each quarter of our taxable year, at least 50% of the value of our total assets consists of California municipal bonds. We intend to invest as least 50% of our assets in California municipal bonds at all times.

     Shareholders not subject to California taxation do not benefit from the fact that dividends distributed by us are exempt from taxation in California. Most states other than California will not treat our dividends as tax-free. Accordingly, if you are taxable in a state other than California, your after-tax rate of return from our shares may be lower. Residents of New York, Pennsylvania, Michigan and the District of Columbia may purchase shares of the fund and the dividends will be free from federal taxation. Dividends will also be free from District of Columbia taxation. We will inform shareholders annually regarding the portion of our distributions which constitutes "exempt-interest dividends" and which is exempt from California income taxes.

     Unlike federal law, the Portfolio's exempt-interest dividends will not constitute a tax preference item for California personal income tax purposes. Moreover, an individual's Social Security benefits are not subject to California personal income tax, so that the receipt of exempt-interest dividends will have no effect on the California personal income taxation of Social Security benefits. If you receive Social Security benefits, you must take all distributions including tax-exempt dividends from us into account in determining whether your total income exceeds the income level at which Social Security benefits are partially taxable for federal personal income tax purposes. In addition, for California personal income tax purposes the shareholders of the Portfolio will not be subject to tax, or receive a credit for tax paid by the Portfolio, on any undistributed capital gains of the Portfolio.

     A small portion of our assets may from time to time be temporarily invested in fixed-income obligations, the interest on which, when distributed to our shareholders, will be subject to federal and California income taxes. We may purchase so-called "non-essential" or "private activity" bonds the interest on which would constitute a preference item for shareholders in determining their federal alternative minimum tax. We may invest up to 20% of our assets in private activity bonds.

     Distributions from investment income and capital gains, including exempt-interest dividends, may be subject (a) to California state franchise tax;
(b) to state taxes in states other than California; or (c) to local taxes in cities other than those in California. Accordingly, our investors, including corporate investors which may be subject to California franchise tax, should consult their tax advisers with respect to the application of such taxes to the receipt of Portfolio dividends and as to their California tax situation in general.

     After the end of each calendar year, each shareholder receives information for tax purposes on the dividends and distributions for that year, including any portion taxable as ordinary income, any portion taxable as capital gains, any portion representing a return of capital, any amount of dividends eligible for the dividends-received deduction for corporations. Shareholders of the Muir California Tax-Free Income Portfolio will also receive information regarding the federal income tax status of all distributions, including a statement of the percentage of the prior calendar year's distributions which we have designated as tax-exempt, and the percentage of such tax-exempt distributions treated as a tax-preference item for purposes of the alternative minimum tax.

--------------------------------------------------------------------------------
Redemption Information

     The redemption information below supplements the information contained in the Prospectus. We pay redemption proceeds within five business days after we receive a proper redemption request. Our obligation to pay for redemptions can be suspended when the New York Stock Exchange is closed other than for weekends or holidays or under certain emergency conditions determined by the SEC. The holidays on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition, to the above mentioned holidays, Money Market Portfolio and the E[bullet]fund are also closed on Martin Luther King, Jr's. Birthday (observed), Columbus Day and Veterans Day. We pay redemption proceeds in cash, except that our Board of Trustees has the power to decide that conditions exist which would make cash payments undesirable. In that case, we could send redemption payments in securities from our portfolio, valued in the same method as we used to determine our net asset value. There might then be brokerage or other costs to the shareholder in selling these securities. We have elected to be governed by Rule 18f-1 under the 1940 Act, which requires us to redeem shares solely in cash up to the lesser of $250,000 or 1% of our total net assets during any 90 day period for any one shareholder. Your redemption proceeds may be more or less than your cost, depending on the value or our shares.

     If any of the shares being redeemed were recently purchased by check or electronic funds transfer, we may delay sending the redemption proceeds for up to ten business days while we determine whether the check or electronic funds transfer used to purchase the shares has been honored by the bank on which it was drawn or made. You can eliminate any possible delay by making your investment by wire.

     We have the right to compel the redemption of shares of each Portfolio, other than the E[bullet]fund, held in an amount if the aggregate net asset value of the shares in the account is less than $2,500. If our Adviser decides to do this, we will advise shareholders who would be affected to increase the size of their accounts to the $2,500 minimum.

--------------------------------------------------------------------------------
Trustees and Officers

     We have a Board of Trustees which provides broad supervision over our affairs. Our officers are elected by the Board and are responsible for day to day operations. The Trustees and officers are listed below, together with their date of birth and principal occupations during at least the past five years. (Their titles may have varied during that period.) The address of each, except where an address is indicated, is One Harbour Place, Portsmouth, New Hampshire 03801.

     The Trustees who are "interested persons" as defined in the 1940 Act ("Interested Trustees") are indicated by an asterisk.

     William D. Glenn, II (9/9/48), Co-Chair of the Board and Trustee, has been a shareholder of Citizens Trust since 1983. He is a psychotherapist and the Executive Director of Continuum HIV Day Services in San Francisco. He is a past President of the San Francisco AIDS Foundation and former member of the Board of Directors of the Gay Rights Chapter of the Northern California American Civil Liberties Union. From 1981 to 1988, Mr. Glenn was the Assistant Principal and Dean of Students at Mercy High School in San Francisco. He currently serves on the boards of San Francisco's KQED and the 18th St. Services Chemical Dependency Recovery Center. Address: 915 Las Ovejas, San Rafael, California 94903

     Sophia Collier* (3/13/56), President, Treasurer and Trustee, is President and Principal owner of Citizens Advisers. She also serves in an advisory capacity to RhumbLine Advisers. Please see the section entitled "Additional Information Regarding The Management Company" for more information regarding Ms. Collier.

     Juliana Eades (2/2/53), Trustee, has served as Executive Director of the $4 million New Hampshire Community Loan Fund since its inception in 1984. In this capacity she has been a leading force in the creation of jobs and affordable housing in New Hampshire. Prior to accepting her position at the Loan Fund, Ms. Eades was Program Manager at the N.H. Governor's Council on Energy. In other community activities, Ms. Eades is a member of the Campaign for Rate Payers' Rights and the Society for the Protection of New Hampshire Forests. Address: 79 South State Street, Concord, New Hampshire 03301.

     Lokelani Devone (4/8/57), Trustee, is the Assistant General Counsel at DFS Group Limited, an international retail business group where she has worked since 1989. Address: 525 Market Street, 33rd floor, San Francisco, California 94105.

     Azie Taylor Morton (2/1/36), Co-Chair of the Board, Audit Committee Chair and Trustee, was Treasurer of the United States during the Carter Administration. From 1984 - 1989, she owned and operated the Stami Corporation, a franchisee of Wendy's Old Fashioned Hamburgers. Her 30 year career began as a teacher at the State School for Girls in Crockett, Texas. She went on to work at the AFL-CIO, the White House Conference on Civil Rights and U.S. Equal Employment Opportunity Commission. She has served as the Commissioner of the Virginia Department of Labor and Industry as well as Executive Director of the Human Rights Project, Inc. In 1990 - 92 she was Director of Resource Coordination at Reading is Fundamental, Inc. She is currently an investment adviser. Address: 10910 Medfield Court, Austin, Texas 78739.

     J.D. Nelson* (3/28/38), Trustee, is the founder and C.E.O. of RhumbLine Advisers Corp., a minority-owned investment firm specializing in the management of institutional pension assets using indexed and quantitative techniques. Mr. Nelson was formerly Senior Vice President and Director of Public Funds Services at State Street Bank and Trust Company in Boston. Prior to his twelve years at State Street, he was the Administrator of the Democratic National Committee. He currently serves on the Board of the City of Boston's Economic Development Industrial Corporation. He is a former Chairman of the Roxbury MultiService Center (Mass.), a past director of the United Way and has taught at the School of Banking at Williams College. Address: RhumbLine Advisers, 50 Rowes Wharf, Boston, Massachusetts 02110.

     Ada Sanchez (8/17/52), Trustee, is the former Director of the Public Service and Social Change Program at Hampshire College. From 1985 - 1987 she was the National Toxic Waste Campaign Coordinator for Greenpeace USA. Prior to that Ms. Sanchez was involved with a number of activist organizations including; Western States Field Consultant for the Disarmament Program for the National Fellowship of Reconciliation, co-director and founder of Viewpoint Syndicate, lecturer for Progressive Foundation Speakers Bureau, national coordinator for Supporters of Silkwood and outreach coordinator for Coalition for Non-Nuclear World. Address: 16119 Oak Manor Drive, Tampa, Florida 33624

     Our Board of Trustees functions with a Nominating Committee comprised of the whole Board, but pursuant to our Distribution Plan (see "Our Distributor") below, we have agreed that Trustees who are not "interested persons" of the Fund, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreement relating to the Plan ("Qualified Trustees") shall have primary responsibility for the selection and nomination of other Qualified Trustees. This agreement will continue for so long as our Distribution Plan is in effect.

The following compensation table disclosed the aggregate compensation from the Fund for services provided through June 30, 1996.

                 CITIZENS INVESTMENT TRUST - COMPENSATION TABLE
================================================================================
Name of Person and Position     Aggregate Compensation      Total Compensation
                                    from The Fund            Paid to Trustees

Azie Taylor Morton                      $4,000                    $4,000
Juliana Eades                           $4,000                    $4,000
William D. Glenn, Jr.                   $6,500                    $6,500
Ada Sanchez                             $4,000                    $2,000
Lokelani Devone                          $ 750                    $ 750
Sophia Collier*                            0                        0
J.D. Nelson*                               0                        0
================================================================================

* Sophia Collier is an Interested Trustee and received no compensation from Citizens Trust. J.D. Nelson did not become an Interested Trustee until March 1995 and received compensation from the Fund prior to his change in status to an interested trustee.

     The Trustees who are not "interested persons" received aggregate fees from us of $23,750 for services provided through June 30, 1996 and were also reimbursed for out of pocket expenses. Our Trustees, officers and members of the Board of Advisors as a group owned less than 1% of our outstanding shares as of June 30, 1996.

     Other Officers of The Fund

     Christine Pratt (1/6/47), Secretary, is Senior Vice President of Citizens Advisers and began working for Citizens Advisers in June of 1996. Prior to that time, Ms. Pratt was employed by BayBanks, where she headed up the lending and servicing division for BayBanks Consumer Lending and Mortgage subsidiaries.

     Suzan Barron (9/5/64), Vice President, is Legal Counsel of Citizens Advisers and joined the Adviser in January, 1997. From March, 1993 to October, 1996, Ms. Barron held the position of Legal Counsel with Signature Financial Group, Inc., a mutual fund administrator and distributor. Prior to that time, Ms. Barron was a Legal Administration Officer with The Boston Company.

--------------------------------------------------------------------------------
Additional Information Regarding Citizens Advisers

     Sophia Collier individually owns 60% of the outstanding stock of Citizens Advisers, Inc. Ms. Collier is the founder of American Natural Beverage Corp., the maker of Soho Natural Soda, a company which Ms. Collier co-founded in her Brooklyn kitchen when she was 21 years old and built up over the next 12 years to an enterprise with 52 employees and retail sales of $25 million. Soho Soda was the first natural soda in America and was created as an alternative to unhealthful mass market sodas. Ms. Collier and her partners sold American Natural Beverage Corp. in 1989.

     Four other individuals own the remaining 40% of the outstanding stock of Citizens Advisers, Inc., as follows: John F. Dunfey (12%); Robert J. Dunfey, Sr. (12%); Gerald F. Dunfey (12%); and William B. Hart, Jr. (4%). John, Robert and Gerald Dunfey, brothers, now serve as directors of the Dunfey Group, a venture capital and investment company. The Dunfey family has been associated, over a number of years, with progressive social and political causes and has actively participated in organizations dedicated to world peace, human and civil rights, and economic justice. The family founded and continues to sponsor New England Circle, a forum for the "discussion of social, political, literary and educational topics that can lead to constructive change in our lives, our nation and our world."

--------------------------------------------------------------------------------
Investment Advisory and Other Services

     We are advised by Citizens Advisers, Inc. (the "Adviser") under a contract known as the Management Agreement. The Adviser has offices at 111 Pine Street, San Francisco, California 94111 and One Harbour Place, Portsmouth, New Hampshire 03801. The Adviser is a California corporation. Citizens Securities, Inc., a wholly-owned subsidiary and a California corporation, serves as the Fund's distributor.

     The Management Agreement provides for the Adviser, which is subject to the control of our Board of Trustees, to decide what securities will be bought and sold, and when, and requires the Adviser to place purchase and sale orders. At the Adviser's discretion and sole expense, these duties may be delegated to a sub-adviser.

     GMG/Seneca Capital Management, L.P.

     Our sub-adviser for the Money Market, E[bullet]fund, Muir California Tax-Free Income, Citizens Income and Emerging Growth Portfolios is GMG/Seneca Capital Management, L.P., a registered investment adviser established in 1990. It is a wholly owned subsidiary of GMG Capital Management, LLC, which manages over $3 billion from their offices at 909 Montgomery Street, San Francisco, California. Organized as a California limited partnership, GMG/Seneca Capital Management, L.P. has two general partners, Gail Seneca and Genesis Merchant Group, L.P., an Illinois Limited Partnership. Genesis Merchant Group, in turn, has three general partners: William K. Weinstein, Gail Seneca and Philip C. Stapleton. Prior to starting GMG/Seneca, Ms. Seneca was employed by Wells Fargo Bank as a senior investment officer.

     Clemente Capital, Inc.

     Our sub-adviser for the Citizens Global Equity Portfolio, Clemente Capital, Inc., is a registered investment adviser organized in 1979. It is majority owned by Lilia Clemente with 61.15% ownership; Wilmington Trust of Wilmington, Delaware with 24% and Diaz-Verson Capital Investments, Inc. of Columbus, Georgia with 14.85%. Clemente also manages the First Philippine and Clemente Global Growth Funds, two closed-end funds traded on the New York Stock Exchange. Its headquarters are at Carnegie Hall Tower, 152 West 57th Street, New York, New York.

     RhumbLine Advisers, Inc.

     The Citizens Index Portfolio is sub-advised by RhumbLine Advisers, a registered investment adviser established in 1990 with offices at 30 Rowes Wharf, Boston, Massachusetts. RhumbLine is owned in excess of 97% by J.D. Nelson, who is also an interested trustee of the Trust.

     The Adviser (or the sub-adviser) provides us, at the Adviser's expense, with all office space and facilities and equipment and clerical personnel necessary to carry out its duties under the Management Agreement. Some of our Trustees and our officers are employees of our Adviser and receive their compensation from the Adviser. Our custodian bank maintains, as part of its services for which we pay a fee, many of the books and records as we are required to have and computes our net assets value and dividends per share.

     We pay the Adviser a fee for its services at a percentage of each Portfolio's average annual net assets as follows:

     Money Market Portfolio--0.35%; the E[bullet]fund--0.10%; Citizens Income Portfolio--65%; Citizens Emerging Growth Portfolio--1.00%; Citizens Global Equity Portfolio--1.00%; Citizens Index Portfolio--0.50%; and Muir California Tax-Free Income Portfolio--0.65%. The fee is accrued daily and paid at least monthly. The Adviser has agreed to limit our expenses each year. If expenses exceed this limit, the Adviser will reduce its fee by, or refund, the amount of the excess. The limit on our expenses, pursuant to the Management Agreement, is as follows: Money Market Portfolio: 1.50% of the first $40 million or our average annual net assets and 1% thereafter; Citizens Income Portfolio: 1.75% of the first $75 million of average net assets and 1.25% thereafter; and Muir California Tax-Free Income Portfolio: 0.65% of the Portfolio's average daily net assets.

     There is no limit on expenses for the E[bullet]fund, Citizens Emerging Growth Portfolio, Citizens Global Equity Portfolio and Citizens Index Portfolio. Not all our expenses are subject to this limit. Interest expenses, taxes, brokerage commissions, and extraordinary expenses, such as litigation, that do not usually occur in the operations of a mutual fund are not included. We are also subject to a statutory expense limitation imposed by the State of California. This expense limitation requires the Adviser to reduce its fee to the extent the aggregate annual expenses of a Portfolio exceed 2.50% of the first $30 million of average net assets in the Portfolio, 2% of the next $70 million of average net assets, and 1.50% of the remaining average net assets in a Portfolio in any fiscal year.

     For the fiscal years ended June 30, 1994, 1995 and 1996, the Adviser received the following fees: Money Market Portfolio, 1994-$619,206, 1995-$526,422, 1996-$423,731; Citizens Income Portfolio, 1994-$125,495,
1995-$167,280, 1996-$207,386; Citizens Emerging Growth Portfolio, 1994-$7,696,
1995-$67,908, 1996-$197,492; Citizens Global Equity Portfolio, 1994-$12,569,1995-$78,349, 1996-$118,662; Citizens Index Portfolio, 1994-$0,
1995-$760,572, 1996-$689,466; and Muir California Tax-Free Income Portfolio, 1994-$30,129, 1995-$105,984, 1996-$94,344. For the fiscal period ended June 30,
1996, the Adviser accrued expenses of $4,018 on behalf of the E[bullet]fund, all of which was waived by the Adviser.

     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, thereunder, the Adviser is not liable for any loss sustained by the purchase, sale or retention of any security and permits the Adviser to act as investment adviser and/or principal underwriter for any other person, firm or corporation. The Management Agreement provides that we will indemnify the Adviser to the full extent permitted under the Declaration of Trust. The Management Agreement also states that it is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of our Registration Statement under the Securities Act of 1933 and the 1940 Act except for information supplied by the Adviser for inclusion therein.

     There are similar provisions with respect to the liability of the sub-adviser, and the obligation of the Fund to indemnify the sub-adviser.

     Administrative Services Agreement

     The Adviser has also entered into an Administrative Services Agreement with Citizen Trust, whereby it provides the Trust with the following facilities and services: 1. Receipt of calls from existing shareholders in a timely manner; 2. Maintenance of a toll-free number; 3. Response to shareholder questions; 4. Maintenance of computer interface with the Trust's transfer agent; 5. Execution of appropriate shareholder requests. 6; Organizational services for any new series, including, but not limited to the drafting of the prospectus and statement of additional information, the filing of all required documents, soliciting proxies, and clerical duties associated with the filing of any such documents; and 7. Blue sky reporting services as required for the issuer of securities in the states and territories. In addition to the fees paid pursuant to the foregoing, the Trust has agreed to reimburse Citizens Advisers for out-of pocket expenses, including but not limited to postage, forms, telephone, and records storage and any other expenses incurred by Citizens Advisers at the request or with the consent of the Trust. The Trust also pays to the Adviser shareholder servicing fees at the following fixed rates: Citizens Income Portfolio, Citizens Emerging Growth Portfolio, Citizens Global Equity Portfolio and Muir California Tax-Free Income Portfolio, 0.10% of average assets; and Citizens Index Portfolio, 0.65% of average assets.

     Distribution Plan

     Citizens Securities, Inc. (the "Distributor"), a wholly owned subsidiary of Citizens Advisers, Inc., acts as the distributor of our shares. There is no sales charge imposed on any of the Portfolios of the Fund, either when you purchase or redeem shares.

     Broker-dealer and other organizations, known as Service Organizations, which assist in the distribution of our shares may receive fees from us or our Distributor . Our Board of Trustees has adopted a Distribution Plan under
Section 12(b) of the 1940 Act and Rule 12b-1 thereunder. In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan will benefit us and our shareholders. Pursuant to this Plan, Service Organizations that enter into written agreements with us and our Distributor may receive, for administration, shareholder service and distribution assistance, fees at rates determined by our Trustees. In addition, our Distributor is authorized to purchase advertising, sales literature and other promotional material and to pay its own salespeople. We will reimburse the Distributor for these expenditures and for fees paid to Service Organizations, up to a limit of 0.25% on an annual basis of our average daily net assets. In addition, if and to the extent that the fee we pay our Distributor as well as other payments we make are considered as indirectly financing any activity which is primarily intended to result in the sale of our shares, such payments are authorized under the Plan.

     The Plan was approved on July 5, 1983, by our Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no financial interest in the operation of the Plan or in any agreement related to the Plan. These Trustees are known as "Qualified Trustees." The Plan was approved by a majority of our shareholders at our annual meeting on April 24, 1984, and has been continued from year to year thereafter subject to annual approval by a majority vote of our Trustees, including a majority of the Qualified Trustees, cast in person at a meeting called for the purpose of voting on the Plan. The Plan was approved by the shareholders of the Citizens Income Portfolio, on June 11, 1992. Agreements related to the Plan must also be approved in the same manner by a vote of the Trustees and the Qualified Trustees. These agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of the majority of the Qualified Trustees or a vote of our outstanding voting securities on not more than 60 days notice.

     Each Portfolio is responsible for the cost of preparing and setting in type prospectuses and reports to shareholders and distributing copies of the prospectuses and reports to shareholders. The Distributor pays the cost of printing and distributing all other copies of prospectuses and reports, as well as the costs of supplemental sales literature and advertising. The Fund pays all of our other expenses not expressly assumed by the Adviser such as interest, taxes, audit and legal fees and expenses, charges of our custodian, our shareholder servicing, transfer and record-keeping agent costs, insurance premiums, stock issuance and redemption costs, certain printing costs, costs of registering our shares under federal and state laws, and dues and assessments of the Investment Company Institute, as well as any non-recurring expenses, including litigation.

     The Plan provides that the Distributor shall provide and the Trustee shall review quarterly reports setting forth the amounts, payments and the purpose for which the amounts were expended. The Plan further provides that while it is in effect the selection and nomination of the Trustees who are not interested persons shall be committed to the discretion of the Qualified Trustees. The Plan may not be amended to increase materially the amounts to be spent without shareholder approval, as set forth above, and all amendments must be approved by the Trustees, as described above. The Plan only permits reimbursement of actual expenses and does not permit expenses to be carried forward from one fiscal period to another. For the years ended June 30, the following fees were approved and paid under this Plan, 1991-$474,900, 1992-$508,374, 1993-$ 606,018,
1994-$713,847, 1995-$783,111 and 1996-$683,515. The major categories of expenses for 1996 were as follows: advertising, printing and mailing prospectuses to other than current shareholders, compensation to broker/dealers, compensation to sales personnel.

-------------------------------------------------------------------------------
Additional Information

     Our Declaration of Trust permits our Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an interest in the Fund. Certificates representing our shares are not issued. In the event of our liquidation, all shareholders would share pro rata in our net assets available for distribution to shareholders. The Trustees also have the power to designate "series" of the Fund which will function as separate Portfolios, each having it's own assets and liabilities. They may also create additional classes of shares which may differ from each other as to dividends. Shares of each class are entitled to vote as a class or series only to the extent required by the 1940 Act or as provided in our Declaration of Trust or as permitted by our Trustees. Income and operating expenses are allocated fairly among the series and classes by our Trustees. We intend to manage our Portfolios in such a way as to be a "diversified" investment company, as defined in the 1940 Act. As of June 30, 1996, there were 108,006,752 outstanding shares of our Common Stock, representing all the shares of all of the Citizens Trust Portfolios. The following are the shareholders who owned beneficially or of record 5% or more of the outstanding shares: Money Market Portfolio, the E[bullet]fund, Muir California Tax-Free Income Portfolio and Citizens Income Portfolio - no holders of 5% or more. Citizens Emerging Growth Portfolio - Charles Schwab & Co, Inc., 9.0%. Citizens Global Equity Portfolio - Charles Schwab & Co, Inc., 17.9%. Citizens Index Portfolio - Charles Schwab & Co, Inc., 2.3%.

-------------------------------------------------------------------------------
Voting Rights

     Shareholders are entitled to one vote for each full shares held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Voting is generally by class and series except as otherwise provided by the provisions of the 1940 Act. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of ten percent of our shares. No amendment may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of our outstanding shares. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and non assessable, except as set forth under "Shareholder and Trustee Liability" below. The Fund may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders or more than 50% of our outstanding shares, or upon liquidation and distribution of our assets, if approved by the vote of the holders of more than 50% of our outstanding shares. If not so terminated, the Fund will continue indefinitely.

--------------------------------------------------------------------------------
Shareholder and Trustee Liability

     We are an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. Our Declaration of Trust contains an express disclaimer of shareholder liability for our acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by us or our Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses by the relevant Portfolio out of the Portfolio's property for any shareholder held personally liable for the Portfolio's obligations. The Declaration of Trust also provides that we shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of ours and satisfy our judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholders liability is highly unlikely and is limited to the relatively remote circumstances in which we would be unable to meet our obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

--------------------------------------------------------------------------------
Custodian

     State Street Bank and Trust of Boston, Massachusetts, is the custodian of the assets of the Fund. The custodian takes no part in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund. We, however, may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

--------------------------------------------------------------------------------
Auditors

     Tait, Weller & Baker of Philadelphia, Pennsylvania serves as our Fund's independent auditors, providing audit services including (1) examination of the annual financial statements and limited review of unaudited semi-annual financial statements (2) assistance and consultation in connection with SEC filings and (3) review of the federal and state income tax returns filed on our behalf.

     The financial statements of the Fund incorporated here by reference, have been examined by Tait, Weller & Baker, independent auditors, as stated in their report which is incorporated by reference, and have been so incorporated in reliance upon such report given upon their authority as experts in accounting and auditing.

--------------------------------------------------------------------------------
Legal Counsel

      Bingham, Dana & Gould of Boston, Massachusetts.

--------------------------------------------------------------------------------
Financial Statements

     The following financial statements of the Fund and the opinion of its independent auditors, included in the Annual Report to the shareholders for the year ended June 30, 1996, are incorporated herein by reference and is provided to each person to whom the Statement of Additional Information is sent or given:

Statement of Investments - June 30, 1996
Statement of Assets and Liabilities - June 30,1996
Statement of Operations for the year ended - June 30, 1996
Statement of Changes in Net Assets for the years ended June 30, 1995 and 1996. Notes to Financial Statements
Report of Independent Certified Public Accountants

     Management Discussion

     It is the policy of the Fund to provide a management discussion of the strategy and performance of each portfolio in the annual report.

--------------------------------------------------------------------------------

APPENDIX A: Description of Ratings

     Description of Bond Ratings

     We use the ratings provided by national rating services as one of several indicators of the investment quality of fixed income securities. The following is a description of the ratings of the two services we use most frequently. When considering any rating, it is important to remember that the ratings of Moody's and Standard & Poor's represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments to the same maturity and coupon with different ratings may have the same yield.

Moody's

"Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa granted they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A posses many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."

Conditional Ratings: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operations experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Rating Refinements: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications. Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Standard & Poor's

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C: Debt rated BB, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures for adverse conditions.

BB: Debt rated BB has less near- term vulnerability to default than other speculative issues. However, it faces major on- going uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The

BB rating category also used for debt subordinated to senior debt that is assigned as actual or implied BBB rating.

B: Debt rated B has a greater vulnerability to default but has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBb or BB rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial or economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that it assigned an actual or implied B or B rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NR: indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Provisional Ratings: The letter "p" indicates the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Note: The Standard & Poor's ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Fitch Investors Service, Inc.:

AAA: (highest quality) The obligor has an extraordinary ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

AA: (high quality) The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue.

A: (good quality) The obligor's ability to pay interest and repay principal is strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: (satisfactory bonds) The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

     Municipal Notes

Moody's:

Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short term-borrowing, while various factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG-1: Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2: Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

MIG-3: Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

Standard & Poor's:

SP-1: Issues carrying this designation have a strong or very strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

     Commercial Paper

Moody's:

Moody's Commercial Paper ratings, which are also applicable to municipal paper investments permitted to be made by the Trust, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment

P-2 (Prime-2): Strong capacity for repayment

P-3 (Prime-3) Acceptable capacity for repayment

Standard & Poor's:

Standard & Poor's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

--------------------------------------------------------------------------------
Appendix B: Special Considerations Relating to California Municipal Obligations

     Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in the adverse effects described below. The following information constitutes only a brief summary, does not purport to be a complete description and is based exclusively upon information drawn from official statements and prospectuses relating to securities offerings of the State of California and various local agencies in California that have come to our attention and were available as of the date of this Statement of Additional Information. While we have not independently verified such information, we have no reason to believe that such information is not correct in all material respects.

     Certain California Municipal Securities may be obligations of issuers which rely in whole or in part on California state revenues for payment of these obligations. Property tax revenues and a portion of the State's General Fund surplus are distributed to counties, cities and their various taxing entities, and the state assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the state's General Fund will be distributed in the future in counties, cities and their various entities, is unclear.


     State Budgetary Considerations

     1990-91 Budget. The 1990-91 Budget Act projected General Fund expenditures of approximately $42.0 billion and Special Fund Expenditures of approximately $8.8 billion. However, revenues for the 1990-91 fiscal year were substantially lower than the estimates made when the Budget Act was adopted. As a result of new calculations of revenues and expenditures, the Governor has projected the estimated budget gap at $14.3 billion.

     The California State Controller has reported that the General Fund ended the 1990-91 fiscal year with a negative fund balance of about $1.316 billion on a budget basis. In order to pay necessary cash expenses through June 1991, including payment of $4.1 billion 1990 Revenue Anticipation Notes which were due June 28, 1991, the General Fund borrowed $1.390 billion from California's Special Fund for Economic Uncertainties and $3.266 billion from other Special Funds. Data on General Fund revenues for the 1990-91 fiscal year show that revenues in all major categories (except insurance taxes) were lower than receipts in 1989-90.

     1991-92 Budget. The State Governor's Budget for the 1991-92 Fiscal Year, submitted on January 10, 1991, indicated that the State's financial condition deteriorated significantly since enactment of the 1990-91 Budget Act on July 31, 1990. The 1991-1992 Budget Act projected General Fund expenditures of $43.4 billion and Special Fund expenditures of $10.6 billion. The $14.3 billion estimated budget gap between revenues over the two fiscal years 1990-91 and 1991-92 and established program needs based on existing laws, including restoration of a prudent reserve for economic uncertainties, was closed through a combination of temporary and permanent changes in laws and some one-time budget adjustments. The California Department of Finance has estimated, as of January 10, 1992, that General Fund expenditures for the 1991-92 fiscal year exceeded revenues and transfers by about $85 million, increasing the deficit in the General Fund to about $1.344 billion. The 1992/93 budget summary of September 2, 1992 projects a 1991/92 year end deficit in the General Fund of $2.191 billion. The Governor's Budget Summary for the 1993/94 fiscal year, prepared by the State Department of Finance and issued on January 8, 1993, projects a 1991-92 year-end deficit in the General Fund of $2.2 billion. In order to meet a cash-flow deficit on June 30, 1992, the State issued short-term registered reimbursement warrants in the amount of $475 million. The warrants matured and were repaid on July 24, 1992.

     The foregoing discussion of the 1991-92 fiscal year Budget is based on estimates and projections of revenues and expenditures for that fiscal year and should not be construed as a statement of fact. In addition, there have been strong indications that California's state budgetary goals will not be met and that economic recovery will be more sluggish than anticipated, with cash receipts significantly below projections.

     1992-1993 Budget. The State Governor's Budget for the 1992/93 Fiscal year, submitted on January 9,1992, indicates that the State's financial condition has further deteriorated. The Governor's Budget forecast that the revenues for the full 1991/92 Fiscal year would be $2.7 billion below budgeted levels. The 1992/93 Governor's Budget projects General Fund expenditures of $43.8 billion and Special Fund expenditures of $12.5 billion. The 1992/93 Governor's Budget eliminates the deficit from 1991/92 and estimates $105.4 million as a year-end balance in the Special Fund for Economic Uncertainties, representing approximately 0.2% of General Fund expenditures. On May 20, 1992, the State Department of Finance issued its "May Revision," which estimated that General Fund revenues and transfers in the 1991-92 fiscal year would be $1.6 billion less than the January estimate, and expenditures would be $500 million higher. These estimates, added to the estimated negative fund balance of $1.3 billion from the Governor's proposed 1992-93 budget, resulted in a projected negative fund balance of $1.3 billion from the Governor's proposed 1992-93 budget, resulted in a projected negative fund balance at June 30, 1992 of about $3.4 billion. The May Revision further estimated that, in addition to the $5.2 billion of expenditure costs and increases in revenues projected in the Governor's proposed 1992-93 budget, another $5.7 billion of budget actions would be needed in order to end the 1992-93 fiscal year without a budget deficit.

     The Commission on State Finance issued a report in May 1992 which, among other things, estimated that if economic conditions led to a stagnant economy through 1993 (the "pessimistic forecast") rather than slow recovery starting in late 1992 (the "primary forecast"), there could be a negative impact on the General Fund of approximately $2.1 billion. The Commission on State Finance released an updated staff report on October 15, 1992, which forecasts that the State's economy will remain stagnant through 1994. The report projects that as a result the General Fund deficit for the 1992-93 fiscal year will be about $2.4 billion and the General Fund Deficit for the 1993-94 fiscal year will be about $1.7 billion. The report projects that as the recession worsens the General Fund deficit might exceed $7.4 billion for the two-year period. The California Legislative Analyst recently predicted that the General Fund deficit might be about $7.5 billion by June 30, 1994, and the State Treasury shortage as early as next Spring, which would again necessitate the use of "registered warrants" to pay certain State obligations.

     The 1992/93 Fiscal Year began on July 1, 1992. The California Legislature and State Governor were unable to agree upon a budget for the 1992/93 Fiscal Year until September 2, 1992, however. As a result of the delay in adopting a budget, the State of California issued about $3.8 billion of "registered warrants" to pay many of its creditors, suppliers, and employees. Although most banks honored these "registered warrants," in August 1992, several large California banks stopped doing so. A United States District Court recently ruled that the State violated federal labor law when it used "registered warrants " to pay it employees. This ruling is not final, however, and the State might appeal it.

     The final 1992/93 budget projects 1992/93 General Fund revenues and transfers of $43.421 billion, expenditures of $40.795 billion, and a year-end reserve for economic uncertainties of $28 million. The 1991/92 year-end deficit in the General Fund is projected to be eliminated. The final 1992/93 budget also projects Special Fund expenditures of $12.631 billion.

     The 1992-93 Budget Act, however, was based upon the assumption that a modest recovery would begin in the state in late 1992. The Commission on State Finance October 15, 1992 staff report forecasts that recovery will not begin in 1992 and, consequently, the state will end 1992-93 with a general fund deficit of $2.4 billion. The Governor's Budget Summary for the 1993-94 fiscal year projects a 1992-93 year-end deficit in the General Fund of $2.1 billion, a decrease of $2.6 billion in the General Fund reserve from the Proposed 1992-93 Budget. On May 20, 1993, the California

Department of Finance released its "May Revision" to the Governor's proposed 1993-94 budget, and projected that the 1992-94 year-end deficit in the general fund would be about $2.229 billion.

     The foregoing discussion of the 1992-93 fiscal year Budget is based on estimates and projections of revenues and expenditures for that fiscal year and should not be construed as a statement of fact.

     1993-1994 Budget. On January 8, 1993, the Governor submitted to the California Legislature his proposed budget for the 1993-94 fiscal year (the "Proposed 1993-94 Budget"). The Proposed 1993-94 Budget indicates that the California economy has not begun to recover, that the recession will likely be prolonged through much of 1993 and that is could be early 1996 before California employment is fully restored to its pre-recession level.

     The Proposed 1993-94 Budget includes General Fund revenues and transfers of $39.874 billion (down 2.6 percent from the 1992-93 level) and General Fund expenditures of $37.333 billion (down 8.5 percent from the 1992-93 level), with a year-end reserve of $31 million. The Proposed 1993-94 Budget would among other things, end the post-Proposition 13 fiscal relief provided to local agencies by shifting about $2.6 billion in property tax revenue from counties, cities, special districts and redevelopment agencies. This shift would be accomplished by (i) reducing property tax allocations to redevelopment agencies by $300 million, (ii) eliminating $150 million in property tax allocations to enterprise special districts (primarily waste disposal and water utility districts), excluding transit districts and hospital districts, (iii) shifting $2.075 billion in property tax revenue from cities, counties and special districts to school and community college districts, which will necessitate major policy decisions to allocate remaining local revenues, and (iv) making a one-time $70 million adjustment from certain counties to account for increases in certain federal funding to those counties. The Proposed 1993-94 budget does not call for increased taxes, and would also (i) allow a 1/2-cent temporary sales tax increase to expire on June, 30 1993, resulting in a revenue loss of over $1 billion, (ii) require enactment of legislation to correct technical errors in the 1992-93 school finance legislation, the failure of which would increase the State's deficit by almost $3 billion, and (iii) be predicted upon the receipt of $1.5 billion in additional federal assistance to fund federally-mandated services to immigrants, refugees and their families. If that additional federal assistance is not provided by May 15, 1993, severe reductions in non-federally mandated services must be made. The recently proposed federal budget does not include the entire $1.5 billion requested additional assistance. The Proposed 1993-94 Budget also would assure Proposition 98 funding at its current level.

     A budget bill for the 1993-94 fiscal year was passed on June 30, 1993. The budget bill and related legislation include many of the provisions included in the proposed 1993-94 Budget, including the shift of about $2.6 billion in property tax revenue from cities, counties and special school districts. The budget bill and related legislation also extend the 1/2-cent temporary sales tax increase to December 31, 1993. As of July 9, 1993, not all of the legislation related to the 1993-94 budget bill had been enacted, however.

     The foregoing discussion of the 1993-94 fiscal year budget is based on estimates and projections of revenues and expenditures and should not be construed as a statement of fact. The assumptions used to construct a budget may be affected by numerous factors, including future economic conditions in California and the nation, and there can be no assurance that the estimates will be achieved.

     1995-1996 Budget. On January 10, 1995, the Governor submitted to the California Legislature his proposed budget for the 1995-1996 fiscal year (the "Proposed 1995-96 Budget"). The Proposed 1995-96 Budget reflects Governor Wilson's view that California's recession is over.

      The Proposed 1995-96 Budget includes General Fund revenues and transfers of $42.5 billion (up 2.8% from the 1994-95 level) and General Fund expenditures of $41.7 billion (up 0.1% from the 1994-95 level), with an operating surplus of $812 million.

     The Proposed 1995-96 Budget calls for the initial installment of a 15% income tax cut (total savings of $225 million for individuals and corporations in the first year), the first funding boost for education in four years (per pupil increase of 2.2%), cuts to welfare ($1.3 billion), and a 1,200 worker reduction (6%) at the Department of Transportation. The budget anticipates that the state will receive $732 million from the federal government to "cover the costs of illegal immigration" and also plans on sending $241 million less than last year to the state's 58 counties. The Proposed 1995-96 Budget earmarks $2.2 billion to be spent constructing new prisons.

     On July 1, 1995, California enters fiscal year 1995-96 without a spending plan for the eighth time in the last nine years. Due to shortfalls in the 1994-95 budget and a projected shortfall between revenue and spending in fiscal 1995-96, the Legislative Analyst's Office is now predicting a deficit of just under $2 billion. Finally, on August 2, 1995, Governor Wilson signs a $57.3 billion budget passed by the legislature. The final budget does not include the tax cut originally proposed by the governor, but does include cuts to welfare and increases in spending on education. The final budget also forecasts the elimination of California's debt. Finance officials state that the new budget seeks to pay off the $1 billion in debt that was rolled into the fiscal 1995-96 budget by Spring 1996.

     Concerns remain, primarily due to the budget's tiny "emergency reserve" of $28 million, its assumption of $518 million in federal reimbursements for immigrant services (some think the feds will be less generous) and $394 million in savings from welfare and disability grants (which require congressional action or federal waivers--neither easy to come by), and pending court decisions which could cost the state up to $1.7 billion.

     Another factor for concern is the Orange County bankruptcy. While apparently an isolated event, the fact that it took many by surprise has cast a shadow over California municipal securities in general. The effect of this investor concern remains undetermined.

     1996-1997 Budget. The 1996 Budget Bill signed by the Governor on July 15, 1996 represents the positive growth in the state's economy and an improved state fiscal condition.

     Major elements in the budget include the required funding of proposition 98, reducing class sizes for K-12 education; a 5% reduction in the corporate tax rate beginning January 1, 1997 reducing expected revenues by $85 million in 1996-97 ; and the continued spending on judiciary and criminal justice programs, increasing 5.3% over 1995-96 expenditures.

     The budget reflects an unanticipated increase in General Fund revenues in the current year. Revised General Fund revenues for the current year are listed as $45 billion. The forecast for FY '96-'97 is an increase of underlying General Fund revenue growth of 3.3%. Expenditures are expected to grow by 4.0%. The General Fund is expected to end 1996-97 with a reserve of about $300 million.

     The economic outlook for the state, as reflected by the budget, forecasts moderate growth and an improved General Fund outlook. Personal income is expected to increase 5.7 percent in 1996 and 5.9 percent in 1997. Although not as robust as last year, these numbers still reflect an expanding economy. Business activity as measured by taxable sales is estimated at 5 to 5.5 percent, another indicator of moderate growth.

     Despite the growing economy, it is estimated that one million California residents will be unable to find work during 1996. This will pressure state social services. The budget forecasts an unemployment rate of 7.3 percent for the current year, dropping to 6.9 percent in 1997.

     Other concerns include the cut backs in some social services to fund tax cuts and the budgeting of program reductions in advance of federal approval.

     California Property Tax Revenue

     Certain California Tax-Exempt Securities may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the California Constitution know as Proposition 13, which added Article XIII A to the California Constitution. The effect of Article XIII A is to limit ad valorem taxes on real property, and to restrict the ability of taxing entities to increase real property tax and other tax revenues.

     Section 1 of Article XIII A limits the maximum ad valorem tax on real property to 1% of full cash value (as defined in Section 2), to be collected by the countries and appointed according to law; provided that the 1% limitation does not apply to ad valorem taxes or special assessment to pay the interest and redemption charges on (i) any assessments to pay the interest and redemption charges on (i) any indebtedness approved by the voters prior to July 1, 1978, or
(ii) any bonded indebtedness for the acquisition or improvement of real property approved on or after July 1, 1978, by two-thirds of the votes cast by the voters voting on the proposition. Section 2 of Article XIII A defines "full cash value" to mean "the county assessor's valuation of real property as shown on the 1975-76 tax bill under 'full cash value' or thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors.

     Legislation enacted by the California Legislature to implement Article XIII A provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIII A of $4.00 per $100 assessed valuation (based on the former practice of using 25%, instead of 100%, of full cash value as the assessed value for tax purposed). The legislation further provides that, for the 1978/79 fiscal year only, the tax levied by each county was to be apportioned among all taxing agencies within the county in proportion to their average share of taxes levied in certain previous years. The apportionment of property taxes for fiscal years after 1978/79 has been revised pursuant to Statutes of 1979, Chapter 282 which provided relief funds from state monies beginning in fiscal year 1979/80 and is designed to provide a permanent system for sharing state taxes and budget funds with local agencies. Under Chapter 282, cities and counties receive more of the remaining property tax revenues collected under Proposition 13 instead of direct state aid. School districts receive a correspondingly reduced amount of property taxes, but receive compensation directly from the state and are given additional relief. As discussed above, however, the 1993-94 budget would end the post-Proposition 13 fiscal relief.

     The U.S. Supreme Court has struck down as a violation of equal protection certain property tax assessment practices in West Virginia which had resulted in vastly different assessments of similar properties. Because Proposition 13 provides that property may only be reassessed up to 2% per year, except upon change of ownership or new construction, recent purchasers may pay substantially higher property taxes than long-time owners of comparable property in the same community. The U.S. Supreme Court in the West Virginia case expressly declined to comment in any way on the constitutionality of Proposition 13. The United States Supreme Court recently held, however, that notwithstanding the disparate property tax burdens on comparable properties, those provisions of Proposition 13 do not violate the Equal Protection Clause of the United States Constitution.

     It is not possible to predict the outcome of litigation or the ultimate scope and impact of Article XIII A, and its implementing legislation. However, the outcome of such litigation could substantially impact the ability of local property governments and districts to make future payments on outstanding debt obligations.

     On November 6, 1979, an initiative known as "Proposition 4" or the "Gann Initiative" was approved by the California voters, which added Article XIII B to the California Constitution. Under Article XIII B, state and local governmental entities have an annual "appropriations limit" and are not able to spend certain monies, called "appropriations subject to limitation," in an amount higher than their respective "appropriations limit." Article XIII B does not affect the appropriation of monies which are excluded from the definition of "appropriations subject to limitation," including debt service on indebtedness existing or authorized as of January 1, 1979, or bonded indebtedness subsequently approved by the voters. In general terms, the "appropriations limit" is based on certain 1986/87 expenditures, and is adjusted annually to reflect changes in consumer prices, population and certain services provided by these entities. Article XII B also provides that if these entities' (other than the state's) revenues in any year exceed the amounts permitted to be spent, the excess would have to be returned (i) in the case of the state, 50% to the public through a revision of tax rates or fee schedules over the subsequent two years and 50% to the State School Fund for allocation to elementary school, high school, and community colleges, and (ii) in the case of local governmental entities, to the public through a revision of tax rates or fee schedules over the subsequent two years.

     At the November 8, 1988 general election, California voters approved an initiative known as Proposition 98, and on June 5, 1990, California voters approved Proposition 111. The initiatives amend Article XIII B to require that
(i) the California Legislature establish a prudent state reserve fund in an amount as it shall deem reasonable and necessary and (ii) 50% of revenues in excess of amounts permitted to be spent and which would otherwise be returned pursuant to Article XIII B by revision of tax rates or fee schedules, be transferred and allocated to the State School Fund and be expended solely for purposes of instructional improvement and accountability. Any excess revenues so allocated are not added to the base when computing the minimum funding guarantee in future years. Any funds allocated to the State School Fund shall cause the appropriation limits established in Article X111 B to be annually increased for any such allocation made in the prior year.

     These initiatives also amended Article XVI to require that the State of California provide a minimum level of funding for public schools and community colleges. State monies to support school districts and community college districts shall equal or exceed the lesser of (i) an amount equaling the percentage of state general fund revenue for school and community college districts in fiscal year 1986/87 (40.3%), (ii) an amount equal to the prior fiscal year's state general fund proceeds of taxes appropriated under Article XIII B plus allocated proceeds of local taxes, after adjustment under Article XIII B, or (iii) in any year in which the percentage growth in California per capita state general fund revenues plus one-half of one percent, an amount equal to the prior fiscal year's proceeds of taxes apportioned under Article XIII B plus an additional one-half of one percent thereof, after adjustment under
Article XIII B. The initiatives generally permit the enactment of legislation, by a two-thirds vote, to suspend the minimum funding requirement for one year.

     Article XIII B, like Article XIII A, may require further interpretation by both the Legislature and the courts to determine its applicability to specific situations involving the state and local taxing authorities. Depending upon the interpretation, Article XIII B may limit significantly a governmental entity's ability to budget sufficient funds to meet debt service on bonds and other obligations.

     In June 1982 the voters of California passed two initiative measures to repeal the California gift and inheritance tax laws and to enact, in lieu thereof, a California death tax. California voters also passed an initiative measure to increase, for taxable years commencing on or after January 1, 1982, the amount by which personal income tax brackets will be adjusted annually in an effort to index tax brackets will be adjusted annually in an effort to index tax brackets to account for the effects of inflation. The voters also passed an initiative measure, subsequently amended, affecting for taxation purposes the valuation of real property taken through eminent domain proceedings. Decreases in state and local revenues in future fiscal years as a consequence of these initiatives may result in reductions in allocations of state revenues to California municipal issuers or in the ability of such California issuers to pay their obligations.

     In the years immediately after enactment of Article XIII B , few California government entities neared their appropriations limit. Now, however, many local government entities are at or near the limits. The state exceeded its appropriation limit for the fiscal year 1986-87. The excess, in the amount of $1.138 billion, was largely returned to taxpayers as a tax rebate. The state was below its appropriations limit for 1987-88. State revenues may equal or exceed the spending limit for current periods. To the extent the state remains contained by its appropriations limit, the absolute level, or the rate of growth, of assistance to local governments may be reduced.

     On November 4, 1986, California voters approved an initiative statute known as Proposition 62. This initiative requires that any tax for general governmental purposes imposed buy local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity, (ii) requires that any special tax (defined as taxes levied for specific purposed) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction, (iii) restricts the use of revenues from a special tax to the purposes or for the service for which the special tax is imposed, (iv) prohibits the imposition of ad valorem taxes on real property by local governments of transaction taxes and sales taxes on the sale of real property, (vi) requires that any tax imposed by a local government on or after August 1, 1985 and before November 4, 1986 be ratified by a majority vote of the electorate within two years of the adoption of the initiative or be terminated by November 15, 1988, (vii) requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative, and (viii) permits these provisions to be amended exclusively by the voters of the State of California.

     While several recent decisions of the California Courts of Appeal have held that parts of Proposition 62 are unconstitutional, the California Supreme Court has yet to decide on those matters. On December 19, 1991, the California Supreme Court declared unconstitutional a 1988 San Diego County ballot measure that raised sales taxes to construct criminal detention and courthouse facilities, because it did not receive two-thirds voter approval. The court concluded that the special tax violated Article XIII A because the agency established to finance the facilities was a special district created to circumvent Article XIII
A. On March 3, 1992, however, a California Court of Appeal upheld a Los Angeles County sales tax increase passed by majority vote in 1990, because the agency entitled to collect the additional tax was not formed to circumvent Article XIII A, and therefore the increased tax was not subject to the two-thirds voter approval requirement. These decisions may continue to cast some doubt on their projects around the state that may have been financed with sales tax increases imposed without two-thirds voter approval.

     Revenues of Health Care Institutions

     Certain California tax-exempt securities may be obligations which are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect such revenues and, consequently, payment on those Municipal Obligations.

     The federally-sponsored Medicare program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program.. Historically, the Medi-Cal program has provided for a cost-based system of reimbursement for inpatient care furnished to Medi-Cal beneficiaries by any hospital wanting to participate in the Medi-Cal program, provided such hospital met applicable requirements for participation. California law now provides that the State of California shall selectively contract with hospitals to provide acute inpatient services to Medi-Cal patients. Medi-Cal contracts currently apply only to acute inpatient services. Generally, such selective contracting is made on a flat per diem payment basis for all services to Medi-Cal beneficiaries, and generally such payment has not increased in relation to inflation, costs or other factors. Other reduction or limitations may be imposed on payment for services rendered to Medi-Cal beneficiaries in the future.

     Under this approach, in most geographical areas of California, only those hospitals which enter into a Medi-Cal contract with the State of California will be paid for non-emergency acute inpatient services rendered to Medi-Cal beneficiaries. The State may also terminate these contracts without notice under certain circumstances and is obligated to make contractual payments only to the extent the California legislature appropriates adequate funding therefore.

     In February 1987, the Governor of the State of California announced that payments to Medi-Cal providers for certain services (not including hospital cure inpatient services) would be decreased by ten percent through June 1987. However, a federal district court issued a preliminary injunction preventing application of any cuts until a trial on the merits can be held. If the injunction is deemed to have been granted improperly, the State of California would be entitled to recapture the payment differential for the intended reduction period. It is not possible to predict at this time whether any decreases will ultimately be implemented.

     California enacted legislation in 1982 that authorizes private health plans and insurers to contract directly with hospitals for services to beneficiaries on negotiated terms. Some insurers have introduced plans known as "preferred provider organizations"("PPOs"), which offer financial incentives for subscribers who use only the hospitals that contract with the plan. Under an exclusive provider plan, which includes most health maintenance organizations ("HMOs"), private payers limit coverage to those services provided by selected hospitals. Discounts offered to HMOs and PPOs may result in payment to the contracting hospital of less than actual cost and the volume of patients directed to a hospital under an HMO or PPO contract may vary significantly from projections. Often, HMO and PPO contracts are enforceable for a stated term, regardless of provider losses or of bankruptcy of the respective HMO or PPO. It is expected that failure to execute and maintain such PPO and HMO contracts would reduce a hospital's patient base or gross revenues. Conversely, participation may maintain or increase the patient base, but may result in reduced payment and lower net income to the contracting hospitals.

     Such California Municipal Securities may also be insured by the State of California pursuant to an insurance program implemented by the Office of Statewide Health Planning and Development for health facility construction loans. If a default occurs on insured California Municipal Securities, the state treasurer will issue debentures payable out of a reserve fund established under the insurance program or from unappropriated state funds. At the request of the Office of statewide Health Planning and Development, Arthur D. Little, Inc. prepared a study in December 1983 to evaluate the adequacy of the reserve fund established under the insurance program and, based on certain formulations and assumptions, found the reserve fund substantially underfunded. In September of 1986, Arthur D. Little, Inc. prepared an update for the study and concluded that an additional 10% reserve be established for "multi-level" facilities. For the balance of the reserve fund, the update recommended maintaining the current reserve calculation method.

     Revenues Secured by Deeds of Trust

     Certain California obligations may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five statutory provisions which limit the remedies of a credit secured by a mortgage or deed of trust. Two limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.

     Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default.

     In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a home mortgage for such private sale to constitute "state action," and could hold that the private-right-of-sale proceedings violate the due process requirements of the federal or state constitution, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

     Certain California Municipal Securities may be obligations which finance the acquisition of single family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above, applicable to obligations secured by real property. Under California anti-deficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, nonjudicial foreclosure.

     Under California law, mortgage loans secured by single family, owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and cannot in any event exceed six months' advance interest on the amount prepaid in excess of 20% of the original principal amount of the mortgage loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.



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